UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman

Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32nd Floor, NEW YORK, NEW YORK 10005

Growth and Income Fund

Annual Report
December 31, 2005

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Growth and Income Fund during the one-year reporting period that ended December 31, 2005.

Market Review

The U.S. equity markets finished 2005 with solid gains, resulting in a third calendar year of positive returns. After a lackluster first half, the markets strengthened in the third and fourth quarters of the year and the S&P 500 Index returned 4.91% during the one-year period ended December 31, 2005. Value stocks outperformed their growth counterparts for the sixth consecutive year, with the Russell 3000 Value Index returning 6.85% versus the Russell 3000 Growth Index return of 5.17%. From a market cap perspective, mid caps outperformed large-and small-cap stocks, with the Russell Midcap, Russell 1000, and Russell 2000 Indexes returning 12.65%, 6.27%, and 4.55%, respectively.

Investment Objective

The Fund seeks long-term growth of capital and growth of income.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2005*

	% of
Company	Net Assets	Business

Bank of America Corp.	5.3%	Large Banks
Citigroup, Inc.	4.9	Large Banks
Exxon Mobil Corp.	4.3	Energy Resources
J.P. Morgan Chase & Co.	3.5	Large Banks
AT&T, Inc.	3.0	Telephone
ConocoPhillips	3.0	Energy Resources
Chevron Corp.	3.0	Energy Resources
Pfizer, Inc.	2.8	Drugs
J.C. Penney Co., Inc.	2.8	Retail Apparel
Washington Mutual, Inc.	2.5	Specialty Financials

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period that ended December 31, 2005, the Fund generated a cumulative total return of 3.93%. Over the same time period, the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), generated a cumulative total return of 7.05% and its former benchmark, the Standard & Poor’s 500 Index (with dividends reinvested), generated a cumulative total return of 4.91%.

During the period, the Fund generated positive returns, but lagged the benchmark. The Fund’s holdings in the Utilities and Consumer Cyclicals sectors enhanced results, while its Insurance and REITs stocks detracted from relative results.

In Insurance, difficult headwinds weighed on several of the Fund’s large holdings, including RenaissanceRe Holdings Ltd. and Willis Group Holdings Ltd. The destructive hurricane season pressured RenaissanceRe, a reinsurance company. Although we believe the company should recover its losses from an improved pricing cycle, we reduced the Fund’s exposure to this stock over the reporting period. Willis Group’s stock declined after it reported lower earnings attributed to new regulatory requirements. As regulators continue to redefine industry contracts and accounting methods, we believe the environment will become increasingly challenging for many firms, as they must decide between growth and profitability.

iStar Financial, Inc. detracted from the portfolio in 2005. iStar is one of the largest publicly traded providers of customized financing to public and private owners of commercial real estate. The company lowered guidance earlier in the year due to a spike in loan prepayments and reduced credit spreads. We believe this well-managed company is attractively valued given its above-average return on equity and below-average leverage relative to the peer group.

Several individual stocks contributed to results during the reporting period. The Fund’s investment in Burlington Resources, Inc. was the top performer, highlighted by ConocoPhillips’ decision to acquire the company. Retail company J. C. Penney Co., Inc. performed well as recent progress in the company’s turnaround, including share buybacks and improved operating results, lifted its stock higher. While the turnaround has been impressive to date, we believe that its company management continues to remain focused on improving operating margins and store productivity.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

January 18, 2006

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Growth and Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Growth and Income Fund invests primarily in large-capitalization U.S. equity investments and may also invest in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

SECTOR ALLOCATION AS OF DECEMBER 31, 2005†

Percentage of Portfolio Investments

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments include repurchase agreements and securities lending collateral.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Performance Summary

December 31, 2005

The following graph shows the value as of December 31, 2005, of a $10,000 investment made on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), as well as the Fund’s former benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Growth and Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested from January 12, 1998 to December 31, 2005.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2005

Growth and Income Fund (commenced January 12, 1998)	3.42%	4.30%	3.93%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Investments

December 31, 2005

Shares	Description	Value
Common Stocks – 97.5%

Aerospace & Defense – 1.5%
40,569	General Dynamics Corp.	$4,626,894

Brokers – 1.8%
23,677	Lehman Brothers Holdings, Inc.	3,034,681
48,020	Morgan Stanley	2,724,655

		5,759,336

Chemicals – 2.4%
94,088	Dow Chemical Co.	4,122,936
70,709	Rohm & Haas Co.	3,423,730

		7,546,666

Computer Software – 4.0%
230,892	Activision, Inc.*	3,172,456
10,638	International Business Machines Corp.	874,444
232,455	Microsoft Corp.	6,078,698
206,962	Oracle Corp.*	2,527,006

		12,652,604

Diversified Energy – 0.5%
44,045	Equitable Resources, Inc.	1,616,011

Drugs – 4.6%
105,356	Abbott Laboratories	4,154,187
62,138	Bristol-Myers Squibb Co.	1,427,931
373,411	Pfizer, Inc.	8,707,945

		14,290,063

Electrical Utilities – 6.6%
9,750	Dominion Resources, Inc.	752,700
2,300	Edison International	100,303
106,027	Entergy Corp.	7,278,753
109,022	Exelon Corp.	5,793,429
39,738	FirstEnergy Corp.	1,946,765
165,390	PPL Corp.	4,862,466

		20,734,416

Energy Resources – 12.3%
73,702	Burlington Resources, Inc.	6,353,112
164,621	Chevron Corp.	9,345,534
161,754	ConocoPhillips	9,410,848
239,233	Exxon Mobil Corp.	13,437,718

		38,547,212

Energy-MLP – 3.0%
41,770	Energy Transfer Partners, LP	1,430,205
190,414	Enterprise Products Partners LP	4,571,840
95,120	Magellan Midstream Partners LP	3,065,718
8,788	Williams Partners LP	273,746

		9,341,509

Environmental & Other Services – 1.1%
111,300	Waste Management, Inc.	3,377,955

Financial Technology – 0.9%
65,517	First Data Corp.	2,817,886

Food & Beverage – 1.8%
81,529	Kraft Foods, Inc.	2,294,226
46,881	Unilever NV	3,218,381

		5,512,607

Home Products – 2.4%
201,310	Newell Rubbermaid, Inc.	4,787,152
24,184	Procter & Gamble Co.	1,399,770
22,387	The Clorox Co.	1,273,596

		7,460,518

Large Banks – 14.6%
357,013	Bank of America Corp.	16,476,150
313,833	Citigroup, Inc.	15,230,316
277,057	J.P. Morgan Chase & Co.	10,996,392
104,218	U.S. Bancorp	3,115,076

		45,817,934

Media – 2.7%
195,781	The Walt Disney Co.	4,692,871
219,050	Time Warner, Inc.	3,820,232

		8,513,103

Medical Products – 0.9%
78,322	Baxter International, Inc.	2,948,823

Motor Vehicle – 0.7%
51,285	Autoliv, Inc.	2,329,365

Oil Services – 1.3%
32,361	Baker Hughes, Inc.	1,966,902
53,629	BJ Services Co.	1,966,575

		3,933,477

Paper & Packaging – 1.1%
152,791	Packaging Corp. of America	3,506,553

Parts & Equipment – 3.9%
46,420	American Standard Companies, Inc.	1,854,479
152,396	Tyco International Ltd.	4,398,148
107,049	United Technologies Corp.	5,985,110

		12,237,737

Property Insurance – 4.8%
59,764	PartnerRe Ltd.	3,924,702
60,748	RenaissanceRe Holdings Ltd. Series B	2,679,594
68,237	The Allstate Corp.	3,689,575
67,196	Willis Group Holdings Ltd.	2,482,220
32,235	XL Capital Ltd.(a)	2,171,994

		14,948,085

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Investments (continued)
December 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Real Estate Investment Trusts (REITs) – 4.3%
71,519	Apartment Investment & Management Co.	$2,708,425
65,307	Developers Diversified Realty Corp.	3,070,735
138,543	iStar Financial, Inc.	4,939,058
72,320	Plum Creek Timber Co., Inc.	2,607,136

		13,325,354

Regional Banks – 3.8%
148,197	KeyCorp	4,880,127
112,236	PNC Financial Services Group, Inc.	6,939,552

		11,819,679

Retail Apparel – 3.2%
19,135	Federated Department Stores, Inc.	1,269,225
155,312	J. C. Penney Co., Inc.	8,635,347

		9,904,572

Specialty Financials – 5.2%
75,876	Alliance Capital Management Holding LP	4,286,235
41,529	American Capital Strategies Ltd.	1,503,765
82,297	Countrywide Financial Corp.	2,813,734
180,169	Washington Mutual, Inc.	7,837,352

		16,441,086

Telephone – 3.9%
386,167	AT&T, Inc.	9,457,230
88,983	Verizon Communications, Inc.	2,680,168

		12,137,398

Thrifts – 1.3%
60,388	Golden West Financial Corp.	3,985,608

Tobacco – 1.5%
61,977	Altria Group, Inc.	4,630,921

Transports – 0.5%
21,919	United Parcel Service, Inc. Class B	1,647,213

Trust/Processors – 0.9%
86,343	Bank of New York Co., Inc.	2,750,025

TOTAL COMMON STOCKS
(Cost $273,924,581)		$305,160,610

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.4%

Joint Repurchase Agreement Account II
$7,600,000	4.29%	01/03/2006	$7,600,000
Maturity Value: $7,603,620
(Cost $7,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $281,524,581)			$312,760,610

Shares	Description	Value
Securities Lending Collateral – 0.5%

1,718,750	Boston Global Investment Trust – Enhanced Portfolio	$1,718,750
(Cost $1,718,750)

TOTAL INVESTMENTS – 100.4%
(Cost $283,243,331)		$314,479,360

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 30, 2005.

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $7,600,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,020,000,000	4.30%	01/03/2006	$3,021,442,889

Barclays Capital PLC	2,260,000,000	4.30	01/03/2006	2,261,079,778

Greenwich Capital Markets	300,000,000	4.33	01/03/2006	300,144,333

J.P. Morgan Securities, Inc.	400,000,000	4.30	01/03/2006	400,191,111

Morgan Stanley & Co.	3,140,000,000	4.27	01/03/2006	3,141,489,756

UBS Securities LLC	600,000,000	4.18	01/03/2006	600,278,667

UBS Securities LLC	2,565,000,000	4.30	01/03/2006	2,566,225,500

TOTAL	$12,285,000,000			$12,290,852,034

At December 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.50% to 4.40%, due 02/24/2006 to 01/18/2007; Federal Home Loan Mortgage Association, 0.00% to 13.00%, due 01/01/2006 to 01/01/2036; Federal National Mortgage Association, 0.00% to 15.50%, due 02/01/2006 to 01/01/2036; Government National Mortgage Association, 4.50% to 6.50%, due 11/15/2013 to 12/15/2035 and Tennessee Valley Authority, 4.75% to 7.14%, due 11/13/2008 to 08/01/2013. The aggregate market value of the collateral, including accrued interest, was $12,560,093,631.

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:

Investment in securities, at value (identified cost $281,524,581) — including $1,684,500 of securities on loan	$312,760,610
Securities lending collateral, at value (cost $1,718,750)	1,718,750
Cash	85,412
Receivables:
Dividends and interest	500,488
Fund shares sold	177,664
Investment securities sold	114,956
Securities lending income	581

Total assets	315,358,461

Liabilities:

Payables:
Payable upon return of securities loaned	1,718,750
Amounts owed to affiliates	211,101
Investment securities purchased	98,736
Fund shares repurchased	57,743
Accrued expenses	120,235

Total liabilities	2,206,565

Net Assets:

Paid-in capital	286,441,654
Accumulated undistributed net investment income	424,392
Accumulated net realized loss on investment transactions	(4,950,179)
Net unrealized gain on investments	31,236,029

NET ASSETS	$313,151,896

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	26,157,480
Net asset value, offering and redemption price per share	$11.97

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Operations

For the Year Ended December 31, 2005

Investment income:

Dividends	$7,559,451
Interest (including securities lending income of $3,802)	223,015

Total income	7,782,466

Expenses:

Management fees	2,201,474
Transfer agent fees	117,412
Printing fees	110,114
Custody and accounting fees	79,335
Professional fees	45,743
Trustee fees	16,492
Other	14,614

Total expenses	2,585,184

Less — expense reductions	(1,403)

Net expenses	2,583,781

NET INVESTMENT INCOME	5,198,685

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions	22,131,005
Payments by affiliates to reimburse certain security claims	9,144
Net change in unrealized gain on investments	(15,849,453)

Net realized and unrealized gain on investment transactions	6,290,696

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,489,381

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004
From operations:

Net investment income	$5,198,685	$4,203,524
Net realized gain on investment transactions	22,131,005	31,697,872
Payments by affiliates to reimburse certain security claims	9,144	—
Payments by affiliates to reimburse certain brokerage commissions	—	51,635
Net change in unrealized gain (loss) on investments	(15,849,453)	6,786,601

Net increase in net assets resulting from operations	11,489,381	42,739,632

Distributions to shareholders:

From net investment income	(5,139,069)	(3,899,045)

From share transactions:

Proceeds from sales of shares	58,037,222	33,498,391
Reinvestment of dividends and distributions	5,139,069	3,899,045
Cost of shares repurchased	(32,770,160)	(30,158,379)

Net increase in net assets resulting from share transactions	30,406,131	7,239,057

TOTAL INCREASE	36,756,443	46,079,644

Net assets:

Beginning of year	276,395,453	230,315,809

End of year	$313,151,896	$276,395,453

Accumulated undistributed net investment income	$424,392	$371,862

Summary of share transactions:

Shares sold	4,906,882	3,088,976
Shares issued on reinvestment of dividends and distributions	428,971	335,835
Shares repurchased	(2,776,580)	(2,861,998)

NET INCREASE	2,559,273	562,813

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from									Ratios assuming no
		investment operations									expense reductions

			Net		Distributions			Net		Ratio of	Ratio of	Ratio of
	Net asset		realized		to shareholders	Net asset		assets	Ratio of	net investment	total	net investment
	value,	Net	and	Total from	from net	value,		at end	net expenses	income	expenses	income	Portfolio
	beginning	investment	unrealized	investment	investment	end of	Total	of year	to average	to average	to average	to average	turnover
	of year	income(a)	gain (loss)	operations	income	year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

For the Years ended December 31,

2005	$11.71	$0.21	$0.25	$0.46	$(0.20)	$11.97	3.93%	$313,152	0.88%	1.77%	0.88%	1.77%	46%
2004	10.00	0.19	1.69	1.88	(0.17)	11.71	18.80	276,395	0.86	1.75	0.86	1.75	58
2003	8.14	0.13	1.85	1.98	(0.12)	10.00	24.36	230,316	1.02	1.44	1.20	1.26	51
2002	9.33	0.13	(1.19)	(1.06)	(0.13)	8.14	(11.34)	36,911	1.05	1.51	1.27	1.29	98
2001	10.34	0.05	(1.02)	(0.97)	(0.04)	9.33	(9.34)	40,593	1.00	0.49	1.17	0.32	48

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (the “Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, on the books of their custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis which resulted in the following annual Management fee rates:

Average Daily Net Assets	Annual Rate

First $1 Billion	0.75%

Next $1 Billion	0.68%

Over $2 Billion	0.65%

     Prior to July 1, 2005, the Fund’s Management fee as an annual percentage rate of average daily net assets was 0.75%.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.11% of the average daily net assets of the Fund. GSAM agreed to maintain this expense limitation contractually through June 30, 2005 and on a voluntary basis thereafter. Such expense reimbursements, if any, are computed daily and paid monthly.

     In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2005, GSAM made no reimbursements to the Fund.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2005

3. AGREEMENTS (continued)
     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2005, custody fees were reduced by approximately $1,400.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.
     At December 31, 2005, amounts owed to affiliates were approximately $200,400 and $10,700 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2005, were $156,264,332 and $130,937,049, respectively. For the year ended December 31, 2005, Goldman Sachs earned approximately $6,500 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
     During the year ended December 31, 2005, GSAM voluntarily reimbursed the Fund $9,144 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2005 is reported parenthetically under Investment Income on the Statement of Operations. For the year ended December 31, 2005, BGA earned $671 in fees as securities lending agent. At December 31, 2005, the Fund loaned securities having a market value of $1,684,500 collateralized by cash in the amount of $1,718,750. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2005, the Fund did not have any borrowings under this facility.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

7. TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	For the years ended December 31,

	2005	2004

Distributions paid from:
Ordinary income	$5,139,069	$3,899,045

Total taxable distributions	$5,139,069	$3,899,045

As of December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$386,886
Undistributed long-term capital gains	432,170

Total undistributed earnings	819,056
Capital loss carryforward:(1)(2)
Expiring 2010	(4,587,095)

Total capital loss carryforward	(4,587,095)
Timing differences (related to the recognition of certain REIT dividends for tax purposes)	35,266
Unrealized gains — net	30,443,015

Total accumulated earnings — net	$26,710,242

(1)	Expiration occurs on December 31 of the year indicated and utilization of these losses may be limited under the Code.
(2)	During the year ended December 31, 2005, the Fund utilized $21,855,122 of capital loss carryforwards.

At December 31, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$284,036,345

Gross unrealized security gain	35,958,845
Gross unrealized security loss	(5,515,830)

Net unrealized security gain	$30,443,015

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and return of capital distributions from underlying fund investments. The cumulative timing differences consist of deferred income distributions from underlying fund investments.

     In order to present certain components of the Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. The Fund reclassified $7,086 from accumulated undistributed net investment income to accumulated net realized loss on investment transactions. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in tax treatment of underlying fund investments.

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties

15

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements (continued)
December 31, 2005

8. LEGAL PROCEEDINGS (continued)
including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. It is possible that the plaintiffs may appeal this decision.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

16

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Growth and Income Fund and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Growth and Income Fund (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2006

17

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	7/1/05	12/31/05	12/31/05*

Actual	$1,000	$1,033.10	$4.61
Hypothetical 5% return	1,000	1,020.67 +	4.58

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.90%.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1997	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Lawson Products Inc. (distributor of industrial products).

19

Trustees and Officers (Unaudited) (continued)
Independent Trustees

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 66	Trustee	Since 1997	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company, (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

*Alan A. Shuch Age: 56	Trustee	Since 1997	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	72	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

			Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2005, 100% of the dividends paid from net investment company taxable income by the Growth and Income Fund qualifies for the dividends received deduction available to corporations.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Growth and Income Fund.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. Date of first use: February 18, 2006

VITG&IAR/06-291/02-06

Goldman

Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32nd FLOOR, NEW YORK, NEW YORK 10005

CORESM U.S. Equity Fund

Annual Report

December 31, 2005

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — CORE U.S. Equity Fund during the one-year reporting period that ended December 31, 2005.

Market Review

The S&P 500 Index returned 4.91% over the one-year reporting period ended December 31, 2005. Eight of the ten sectors in the Index posted positive results, led by the Energy (+31.4%) and Utilities (+16.8%) sectors. The Energy sector also contributed the most (weight times performance) to relative returns for the period. In the style area, the Russell 1000 Value Index (+7.05%) outperformed the Russell 1000 Growth Index (+5.26%) for the one-year period. From a market cap perspective, mid caps outperformed large- and small-cap stocks, with the Russell Midcap, Russell 1000, and Russell 2000 Indexes returning 12.65%, 6.27%, and 4.55%, respectively.

Investment Objective

The Fund seeks long-term capital growth and dividend income.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2005*

	% of
Company	Net Assets	Business

General Electric Co.	3.9%	Industrial Conglomerates
Bank of America Corp.	3.2	Banks
Johnson & Johnson	3.1	Pharmaceuticals
J.P. Morgan Chase & Co.	2.8	Diversified Financials
Amgen, Inc.	2.4	Biotechnology
Hewlett-Packard Co.	2.3	Computers & Peripherals
Time Warner, Inc.	2.3	Media
The Procter & Gamble Co.	2.2	Household Products
Intel Corp.	2.2	Semiconductor Equipment & Products
Merrill Lynch & Co., Inc.	2.1	Diversified Financials

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period that ended December 31, 2005, the Fund generated a cumulative total return of 6.51%. This return compares to the 4.91% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the reporting period, as returns to the CORESM investment themes were positive. Momentum and Valuation were the biggest positive contributors to relative returns, as inexpensive companies with strong momentum characteristics outperformed their industry counterparts. Earnings Quality, Management Impact, Profitability, and Analyst Sentiment also added value, albeit to a lesser extent.

Stock selection was positive in seven of the ten sectors. The Fund’s holdings in the Energy and Information Technology sectors outpaced their peers in the benchmark the most. On the downside, stock selection in the Consumer Discretionary sector detracted the most from excess returns, but did little to offset gains experienced elsewhere.

In managing the CORESM products, we do not make size or sector bets. We hope to add value versus the Fund’s index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. These factors are not highly correlated to each other, which diversifies the Fund’s sources of returns.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Equity Management Team

January 18, 2006

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) CORE U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT CORE U.S. Equity Fund invests in a broadly diversified portfolio of U.S. stocks. The Fund is subject to market risks, as the share prices of the securities in the portfolio may go up or down. This could occur in response to the prospects of the companies issuing the stock, overall sector performance and/or general economic conditions.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

SECTOR ALLOCATION AS OF DECEMBER 31, 2005†

Percentage of Portfolio Investments

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments include repurchase agreements and securities lending collateral.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Performance Summary

December 31, 2005

The following graph shows the value as of December 31, 2005, of a $10,000 investment made on February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

CORESM U.S. Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested from February 13, 1998 to December 31, 2005.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2005

CORESM U.S. Equity Fund (commenced February 13, 1998)	4.41%	1.74%	6.51%

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Investments

December 31, 2005

Shares	Description	Value
Common Stocks – 98.9%

Aerospace & Defense – 3.8%
245,700	Northrop Grumman Corp.	$14,769,027
232,800	The Boeing Co.	16,351,872

		31,120,899

Banks – 6.0%
566,766	Bank of America Corp.	26,156,251
41,800	Bank of Hawaii Corp.	2,154,372
83,200	Hudson City Bancorp, Inc.	1,008,384
189,600	U.S. Bancorp	5,667,144
61,200	UnionBanCal Corp.	4,205,664
59,400	Wachovia Corp.	3,139,884
165,300	Washington Mutual, Inc.(a)	7,190,550

		49,522,249

Beverages – 0.3%
58,300	The Coca-Cola Co.	2,350,073

Biotechnology – 3.1%
250,800	Amgen, Inc.*	19,778,088
58,300	Genentech, Inc.*	5,392,750

		25,170,838

Chemicals – 1.8%
189,300	Monsanto Co.	14,676,429

Commercial Services – 0.0%
12,800	CCE Spinco, Inc.*	167,680

Commercial Services & Supplies – 0.1%
19,000	Automatic Data Processing, Inc.	871,910

Communications Equipment – 1.3%
110,200	Cisco Systems, Inc.*	1,886,624
30,200	Comverse Technology, Inc.*	803,018
285,700	Corning, Inc.*	5,616,862
30,400	QUALCOMM, Inc.	1,309,632
73,100	Tellabs, Inc.*	796,790

		10,412,926

Computers & Peripherals – 3.1%
652,800	Hewlett-Packard Co.	18,689,664
355,800	Western Digital Corp.*	6,621,438

		25,311,102

Diversified Financials – 8.4%
180,300	AmeriCredit Corp.*	4,621,089
44,400	Ameriprise Financial, Inc.	1,820,400
66,300	Ameritrade Holding Corp.*	1,591,200
122,132	Citigroup, Inc.	5,927,066
581,200	JPMorgan Chase & Co.	23,067,828
258,800	Merrill Lynch & Co., Inc.	17,528,524
195,400	Moody’s Corp.	12,001,468
58,400	Principal Financial, Inc.	2,769,912

		69,327,487

Diversified Telecommunication Services – 2.5%
31,400	BellSouth Corp.	850,940
166,500	CenturyTel, Inc.	5,521,140
210,200	Sprint Nextel Corp.	4,910,272
313,900	Verizon Communications, Inc.	9,454,668

		20,737,020

Electric Utilities – 2.9%
73,600	American Electric Power Co., Inc.	2,729,824
319,500	PG&E Corp.	11,859,840
176,800	TXU Corp.	8,873,592

		23,463,256

Electrical Equipment – 0.8%
140,300	Energizer Holdings, Inc.*	6,985,537

Energy Equipment & Services – 0.2%
24,900	Helmerich & Payne, Inc.	1,541,559

Food & Drug Retailing – 0.8%
61,800	SUPERVALU, Inc.	2,007,264
238,900	The Kroger Co.*	4,510,432

		6,517,696

Food Products – 2.4%
406,700	Archer-Daniels-Midland Co.	10,029,222
560,800	Tyson Foods, Inc.	9,589,680

		19,618,902

Gaming/Lodging – 0.1%
14,900	Carnival Corp.	796,703

Healthcare Equipment & Supplies – 0.5%
22,300	Guidant Corp.	1,443,925
57,000	St. Jude Medical, Inc.*	2,861,400

		4,305,325

Healthcare Providers & Services – 3.1%
316,800	AmerisourceBergen Corp.	13,115,520
48,400	Express Scripts, Inc.*	4,055,920
66,500	Humana, Inc.*	3,612,945
86,600	McKesson Corp.	4,467,694

		25,252,079

Hotels, Restaurants & Leisure – 0.7%
141,100	Darden Restaurants, Inc.	5,485,968

Household Durables – 0.3%
28,000	Whirlpool Corp.	2,345,280

Household Products – 3.1%
139,500	Colgate-Palmolive Co.	7,651,575
313,390	The Procter & Gamble Co.	18,139,013

		25,790,588

Industrial Conglomerates – 5.0%
119,200	3M Co.	9,238,000
915,100	General Electric Co.	32,074,255

		41,312,255

The accompanying notes are an integral part of these financial statements.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Investments (continued)
December 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Insurance – 6.3%
103,500	Chubb Corp.	$10,106,775
224,100	Genworth Financial, Inc.	7,749,378
144,900	Loews Corp.	13,743,765
225,800	MBIA, Inc.	13,584,128
64,500	MetLife, Inc.(a)	3,160,500
65,800	W.R. Berkley Corp.	3,133,396

		51,477,942

Internet Software & Services – 1.6%
31,000	Google, Inc.*	12,860,660

IT Consulting & Services – 1.5%
241,700	Computer Sciences Corp.*	12,239,688

Machinery – 0.5%
40,000	ITT Industries, Inc.	4,112,800

Media – 6.3%
102,400	Clear Channel Communications, Inc.	3,220,480
123,664	Comcast Corp.*	3,210,318
1,458,100	Liberty Media Corp. Series A*	11,475,247
15,000	The McGraw-Hill Companies, Inc.	774,450
1,068,900	The Time Warner, Inc.	18,641,616
433,900	Viacom, Inc. Class B	14,145,140

		51,467,251

Metals & Mining – 0.5%
15,800	Newmont Mining Corp.	843,720
42,700	Nucor Corp.	2,848,944
11,900	Southern Copper Corp.	797,062

		4,489,726

Mining – 0.4%
61,400	Freeport-McMoRan Copper & Gold, Inc. Series B	3,303,320

Multiline Retail – 0.3%
85,300	Dillard’s, Inc.	2,117,146

Oil & Gas – 9.0%
149,800	Anadarko Petroleum Corp.	14,193,550
176,100	Burlington Resources, Inc.	15,179,820
16,400	ConocoPhillips	954,152
230,100	Devon Energy Corp.	14,390,454
42,200	EOG Resources, Inc.	3,096,214
228,466	Exxon Mobil Corp.	12,832,935
170,200	Sunoco, Inc.	13,340,276

		73,987,401

Pharmaceuticals – 7.6%
31,000	Allergan, Inc.(a)	3,346,760
429,600	Johnson & Johnson	25,818,960
486,500	Merck & Co., Inc.	15,475,565
750,705	Pfizer, Inc.	17,506,441

		62,147,726

Real Estate – 0.6%
10,600	Boston Properties, Inc. (REIT)	785,778
17,700	Developers Diversified Realty Corp. (REIT)	832,254
55,500	Equity Office Properties Trust (REIT)	1,683,315
41,800	ProLogis (REIT)	1,952,896

		5,254,243

Restaurants – 0.6%
106,600	Yum! Brands, Inc.	4,997,408

Retailing – 0.1%
11,800	Lowe’s Companies, Inc.	786,588

Road & Rail – 0.9%
102,700	Burlington Northern Santa Fe Corp.	7,273,214

Semiconductor Equipment & Products – 4.7%
30,900	Freescale Semiconductor, Inc.*	778,371
80,208	Freescale Semiconductor, Inc. Class B*	2,018,835
722,700	Intel Corp.	18,038,592
98,000	Micron Technology, Inc.*	1,304,380
509,300	Texas Instruments, Inc.	16,333,251

		38,473,429

Software – 1.9%
117,400	Autodesk, Inc.	5,042,330
44,800	Fair Isaac Corp.	1,978,816
236,900	Microsoft Corp.	6,194,935
72,300	Symantec Corp.*	1,265,250
72,200	Synopsys, Inc.*	1,448,332

		15,929,663

Specialty Financials – 0.9%
140,000	SLM Corp.	7,712,600

Specialty Retail – 1.5%
285,300	AutoNation, Inc.*	6,199,569
278,456	Circuit City Stores, Inc.	6,290,321

		12,489,890

Textiles & Apparel – 1.7%
409,200	Coach, Inc.*	13,642,728

Tobacco – 1.6%
170,700	Altria Group, Inc.	12,754,704

Wireless Telecommunication Services – 0.1%
10,700	United States Cellular Corp.*	528,580

TOTAL COMMON STOCKS
(Cost $731,600,097)		$811,130,468

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.8%

Joint Repurchase Agreement Account II
$7,000,000	4.29%	01/03/2006	$7,000,000
Maturity Value: $7,002,501
(Cost $7,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $738,600,097)			$818,130,468

Shares	Description	Value
Securities Lending Collateral – 0.9%

7,289,750	Boston Global Investment Trust – Enhanced Portfolio	$7,289,750
(Cost $7,289,750)

TOTAL INVESTMENTS – 100.6%
(Cost $745,889,847)		$825,420,218

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 30, 2005.

Investment Abbreviation:
REIT—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2005, the following futures contracts were open as follows:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Loss

S&P 500 Index	124	March 2006	$7,779,760	$(129,854)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $7,000,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,020,000,000	4.30%	01/03/2006	$3,021,442,889

Barclays Capital PLC	2,260,000,000	4.30	01/03/2006	2,261,079,778

Greenwich Capital Markets	300,000,000	4.33	01/03/2006	300,144,333

J.P. Morgan Securities, Inc.	400,000,000	4.30	01/03/2006	400,191,111

Morgan Stanley & Co.	3,140,000,000	4.27	01/03/2006	3,141,489,756

UBS Securities LLC	600,000,000	4.18	01/03/2006	600,278,667

UBS Securities LLC	2,565,000,000	4.30	01/03/2006	2,566,225,500

TOTAL	$12,285,000,000			$12,290,852,034

At December 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.50% to 4.40%, due 02/24/2006 to 01/18/2007; Federal Home Loan Mortgage Association, 0.00% to 13.00%, due 01/01/2006 to 01/01/2036; Federal National Mortgage Association, 0.00% to 15.50%, due 02/01/2006 to 01/01/2036; Government National Mortgage Association, 4.50% to 6.50%, due 11/15/2013 to 12/15/2035 and Tennessee Valley Authority, 4.75% to 7.14%, due 11/13/2008 to 08/01/2013. The aggregate market value of the collateral, including accrued interest, was $12,560,093,631.

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:

Investment in securities, at value (identified cost $738,600,097) — including $7,095,800 of securities on loan	$818,130,468
Securities lending collateral, at value (cost $7,289,750)	7,289,750
Cash(a)	1,405,177
Receivables:
Dividends and interest	1,139,005
Fund shares sold	413,404
Securities lending income	2,594

Total assets	828,380,398

Liabilities:

Payables:
Payable upon return of securities loaned	7,289,750
Amounts owed to affiliates	479,500
Fund shares repurchased	49,720
Variation margin	32,860
Accrued expenses	134,074

Total liabilities	7,985,904

Net Assets:

Paid-in capital	765,105,735
Accumulated undistributed net investment income	500,484
Accumulated net realized loss on investment and futures transactions	(24,612,242)
Net unrealized gain on investments and futures	79,400,517

NET ASSETS	$820,394,494

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	62,492,001
Net asset value, offering and redemption price per share	$13.13

(a)	Includes restricted cash of $1,351,150 relating to initial margin requirements and collateral on futures transactions.

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2005

Investment income:

Dividends	$10,813,375
Interest (including securities lending income of $16,523)	455,277

Total income	11,268,652

Expenses:

Management fees	4,292,427
Transfer agent fees	258,809
Custody and accounting fees	136,733
Printing fees	117,847
Professional fees	46,793
Trustee fees	16,492
Other	19,915

Total expenses	4,889,016

Less — expense reductions	(88,371)

Net expenses	4,800,645

NET INVESTMENT INCOME	6,468,007

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized gain from:
Investment transactions	20,276,646
Futures transactions	370,346
Payments by affiliates to reimburse certain security claims	1,193
Net change in unrealized gain (loss) on:
Investments	25,872,776
Futures	(168,337)

Net realized and unrealized gain on investment and futures transactions	46,352,624

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,820,631

The accompanying notes are an integral part of these financial statements.

9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004
From operations:

Net investment income	$6,468,007	$5,395,406
Net realized gain on investment and futures transactions	20,646,992	51,876,006
Payments by affiliates to reimburse certain security claims	1,193	—
Net change in unrealized gain on investments and futures	25,704,439	5,841,843

Net increase in net assets resulting from operations	52,820,631	63,113,255

Distributions to shareholders:

From net investment income	(6,029,395)	(5,358,837)

From share transactions:

Proceeds from sales of shares	283,997,163	113,401,573
Reinvestment of dividends and distributions	6,029,395	5,358,837
Cost of shares repurchased	(37,560,740)	(38,402,436)

Net increase in net assets resulting from share transactions	252,465,818	80,357,974

TOTAL INCREASE	299,257,054	138,112,392

Net assets:

Beginning of year	521,137,440	383,025,048

End of year	$820,394,494	$521,137,440

Accumulated undistributed net investment income	$500,484	$61,872

Summary of share transactions:

Shares sold	23,122,045	9,833,811
Shares issued on reinvestment of dividends and distributions	461,669	433,562
Shares repurchased	(3,060,370)	(3,365,832)

NET INCREASE	20,523,344	6,901,541

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

											Ratios assuming no
		Income (loss) from									expense reductions
		investment operations
										Ratio of		Ratio of
			Net		Distributions			Net	Ratio of	net	Ratio of	net
	Net asset		realized		to shareholders	Net asset		assets	net	investment	total	investment
	value,	Net	and	Total from	from net	value,		end	expenses	income	expenses	income	Portfolio
	beginning	investment	unrealized	investment	investment	end of	Total	of year	to average	to average	to average	to average	turnover
	of year	income(a)	gain (loss)	operations	income	year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

For the Years ended December 31,

2005	$12.42	$0.13	$0.68	$0.81	$(0.10)	$13.13	6.51%	$820,394	0.74%	1.00%	0.76%	0.99%	109%
2004	10.92	0.14	1.49	1.63	(0.13)	12.42	14.94	521,137	0.75	1.26	0.78	1.23	128
2003	8.49	0.07	2.43	2.50	(0.07)	10.92	29.47	383,025	0.85	0.79	0.85	0.79	92
2002	10.94	0.06	(2.45)	(2.39)	(0.06)	8.49	(21.89)	143,439	0.85	0.60	0.86	0.59	84
2001	12.48	0.05	(1.54)	(1.49)	(0.05)	10.94	(11.94)	163,904	0.81	0.48	0.82	0.47	72

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

The accompanying notes are an integral part of these financial statements.

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs CORE U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, on the books of their custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker, or the Fund’s custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly. Effective April 29, 2005, GSAM reduced the contractual Management fee from 0.70% to 0.65% of the Fund’s average daily net assets. Prior to April 29, 2005, GSAM had voluntarily waived a portion of its Management fee equal to 0.05% of the Fund’s average daily net assets. For the year ended December 31, 2005, GSAM waived Management fees of approximately $86,800.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2005

3. AGREEMENTS (continued)
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis which resulted in the following annual Management fee rates:

Average Daily Net Assets	Annual Rate

First $1 Billion	0.65%

Next $1 Billion	0.59%

Over $2 Billion	0.56%

     Prior to July 1, 2005, the Fund’s Management fee as an annual percentage rate of average daily net assets was 0.65%.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.16% of the average daily net assets of the Fund. GSAM agreed to maintain this expense limitation contractually through June 30, 2005 and on a voluntary basis thereafter. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2005, GSAM made no reimbursements to the Fund.

     The Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2005, custody fees were reduced by approximately $1,600.
     Goldman Sachs also serves as Transfer Agent of the Fund for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.
     At December 31, 2005, amounts owed to affiliates were approximately $451,700 and $27,800 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2005, were $943,425,869 and $691,584,604, respectively. For the year ended December 31, 2005, Goldman Sachs earned approximately $16,900 in brokerage commissions from futures transactions executed on behalf of the Fund.
     During the year ended December 31, 2005, GSAM voluntarily reimbursed the Fund $1,193 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2005, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $37, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2005, BGA earned $2,915 in fees as securities lending agent.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

5. SECURITIES LENDING (continued)
     At December 31, 2005, the Fund loaned securities having a market value of $7,095,800 collateralized by cash in the amount of $7,289,750. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2005, the Fund did not have any borrowings under this facility.

7. TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	For the years ended December 31,

	2005	2004

Distributions paid from:
Ordinary income	$6,029,395	$5,358,837

Total taxable distributions	$6,029,395	$5,358,837

As of December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$483,718
Capital loss carryforward:(1)(2)
Expiring 2009	(6,318,404)
Expiring 2010	(13,059,084)
Expiring 2011	(2,163,043)

Total capital loss carryforward	(21,540,531)
Timing differences (related to the recognition of certain REIT dividends for tax purposes)	16,766
Unrealized gains — net	76,328,806

Total accumulated losses — net	$55,288,759

(1)	Expiration occurs on December 31 of the year indicated and utilization of these losses may be limited under the Code.
(2)	During the year ended December 31, 2005, the CORE U.S. Equity Fund utilized $22,704,467 of capital loss carryforwards.

15

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2005

7. TAX INFORMATION (continued)

At December 31, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost	$749,091,412

Gross unrealized security gain	87,614,254
Gross unrealized security loss	(11,285,448)

Net unrealized security gain	$76,328,806

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and financial futures contracts. The cumulative timing differences consists of deferred income distributions from underlying fund investments.

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. It is possible that the plaintiffs may appeal this decision.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

9. SUBSEQUENT EVENT

At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the tax-free acquisition of the Allmerica Core Equity Fund by the CORE U.S. Equity Fund. Following the approval of the Board of Trustees of the Allmerica Core Equity Fund, the acquisition was completed on January 9, 2006.

16

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs CORE U.S. Equity Fund and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs CORE U.S. Equity Fund (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs CORE U.S. Equity Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2006

17

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	7/1/05	12/31/05	12/31/05*

Actual	$1,000	$1,094.20	$3.93
Hypothetical 5% return	1,000	1,021.45 +	3.79

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The net annualized expense ratio for the period was 0.74%.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1997	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Lawson Products Inc. (distributor of industrial products).

19

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 66	Trustee	Since 1997	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-2005); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

*Alan A. Shuch Age: 56	Trustee	Since 1997	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	72	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

			Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM U.S. EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2005, 100% of the dividends paid from net investment company taxable income by the CORE U.S. Equity Fund qualifies for the dividends received deduction available to corporations.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

COREsm is a registered service mark of Goldman, Sachs & Co.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: COREsm U.S. Equity Fund.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. Date of first use: February 18, 2006

VITCOREUSAR/06-290/02-06

Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32nd FLOOR, NEW YORK, NEW YORK 10005
CORESM Small Cap Equity Fund

Annual Report
December 31, 2005

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — CORE Small Cap Equity Fund during the one-year reporting period that ended December 31, 2005.

Market Review

The S&P 500 Index returned 4.91% over the one-year reporting period ended December 31, 2005. Eight of the ten sectors in the Index posted positive results, led by the Energy (+31.4%) and Utilities (+16.8%) sectors. The Energy sector also contributed the most (weight times performance) to relative returns for the period. In the style area, the Russell 1000 Value Index (+7.05%) outperformed the Russell 1000 Growth Index (+5.26%) for the one-year period. From a market cap perspective, mid caps outperformed large- and small-cap stocks, with the Russell Midcap, Russell 1000, and Russell 2000 Indexes returning 12.65%, 6.27%, and 4.55%, respectively.

Investment Objective

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments of U.S. issuers.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2005*

	% of
Company	Net Assets	Business

SVB Financial Group	1.5%	Banks
Veritas DGC, Inc.	1.5	Energy Equipment & Services
Intergraph Corp.	1.5	Computers & Peripherals
Swift Energy Co.	1.5	Oil & Gas
Arbitron, Inc.	1.5	Commercial Services & Supplies
Administaff, Inc.	1.5	Commercial Services & Supplies
Choice Hotels International, Inc.	1.4	Hotels, Restaurants & Leisure
Stewart Information Services Corp.	1.4	Insurance
Global Payments, Inc.	1.4	Commercial Services & Supplies
Bank of Hawaii Corp.	1.4	Banks

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period that ended December 31, 2005, the Fund generated a cumulative total return of 6.07%. This return compares to the 4.55% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the reporting period, as returns to the CORE investment themes were positive. Momentum was the biggest positive contributor to relative returns, as companies with strong momentum characteristics outperformed their industry counterparts. Earnings Quality, Management Impact, Profitability, Valuation, and Analyst Sentiment also added value for the period, albeit less significantly.

Stock selection was positive in five of the 10 sectors. The Fund’s holdings in the Industrials sector were the most successful for the period. Conversely, stock selection in the Energy sector underperformed their peers in the benchmark the most, but did little to offset the gains experienced elsewhere.

In managing the CORE products, we do not make size or sector bets. We hope to add value versus the Fund’s Index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. These factors are not highly correlated to each other, which diversifies the Fund’s sources of returns.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Equity Management Team

January 18, 2006

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) CORE Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT CORE Small Cap Equity Fund invests in a broadly diversified portfolio of small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

SECTOR ALLOCATION AS OF DECEMBER 31, 2005†

Percentage of Portfolio Investments

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments include repurchase agreements and securities lending collateral.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Performance Summary

December 31, 2005

The following graph shows the value as of December 31, 2005, of a $10,000 investment made February 13, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

COREsm Small Cap Equity Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested from February 13, 1998 to December 31, 2005.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2005

COREsm Small Cap Equity Fund (commenced February 13, 1998)	7.25%	9.87%	6.07%

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments

December 31, 2005

Shares	Description	Value
Common Stocks – 99.0%

Aerospace & Defense – 0.7%
24,000	Kaman Corp.	$472,560
19,500	United Industrial Corp.	806,715

		1,279,275

Airlines – 0.9%
43,400	Alaska Air Group, Inc.*	1,550,248
8,000	SkyWest, Inc.	214,880

		1,765,128

Banks – 8.5%
29,400	Bank Mutual Corp.	311,640
52,600	Bank of Hawaii Corp.	2,711,004
15,300	Central Pacific Financial Corp.	549,576
24,400	Chittenden Corp.	678,564
4,600	City National Corp.	333,224
21,000	Corus Bankshares, Inc.(a)	1,181,670
9,500	CVB Financial Corp.	192,945
6,100	Downey Financial Corp.	417,179
4,600	First Citizens BancShares, Inc.	802,332
3,333	First Financial Bankshares, Inc.	116,855
31,200	FirstFed Financial Corp.*	1,701,024
5,000	Hancock Holding Co.	189,050
23,900	Hanmi Financial Corp.	426,854
7,175	IBERIABANK Corp.	365,997
39,400	PFF Bancorp, Inc.	1,202,488
17,000	Provident Bankshares Corp.	574,090
19,200	Provident Financial Services, Inc.	355,392
14,927	Republic Capital Trust	177,631
5,100	S&T Bancorp, Inc.	187,782
63,500	SVB Financial Group*	2,974,340
2,970	UMB Financial Corp.	189,813
19,000	Umpqua Holdings Corp.	542,070
3,500	Westcorp	233,135
1,200	WSFS Financial Corp.	73,500

		16,488,155

Biotechnology – 4.1%
64,500	Albany Molecular Research, Inc.*	783,675
36,500	Alkermes, Inc.*	697,880
148,700	Applera Corp. – Celera Genomics Group*	1,629,752
13,400	Connetics Corp.*	193,630
34,200	Kos Pharmaceuticals, Inc.*	1,769,166
15,300	Maxygen, Inc.*	114,903
22,300	Protein Design Labs, Inc.*	633,766
31,100	United Therapeutics Corp.*	2,149,632

		7,972,404

Building Products – 0.1%
7,700	Griffon Corp.*	183,337

Chemicals – 0.6%
11,200	H.B. Fuller Co.	359,184
34,700	NewMarket Corp.*	848,762

		1,207,946

Commercial Services & Supplies – 7.3%
67,300	Administaff, Inc.	2,829,965
8,500	Aleris International, Inc.*	274,040
13,300	American Ecology Corp.	191,919
74,600	Arbitron, Inc.	2,833,308
14,500	Consolidated Graphics, Inc.*	686,430
24,100	CSG Systems International, Inc.*	537,912
59,100	Global Payments, Inc.	2,754,651
68,000	Labor Ready, Inc.*	1,415,760
35,400	Pre-Paid Legal Services, Inc.(a)	1,352,634
52,300	Spherion Corp.*	523,523
76,100	TeleTech Holdings, Inc.*	917,005

		14,317,147

Communications Equipment – 2.8%
14,900	Audiovox Corp.*	206,514
63,700	Comtech Telecommunications Corp.*	1,945,398
33,700	DSP Group, Inc.*	844,522
71,700	Emulex Corp.*	1,418,943
49,500	InterDigital Communications Corp.*	906,840
45,000	Optical Communication Products, Inc.*	103,950

		5,426,167

Computers & Peripherals – 2.6%
58,700	Intergraph Corp.*	2,923,847
45,900	Komag, Inc.*	1,590,894
33,400	Western Digital Corp.*	621,574

		5,136,315

Construction & Engineering – 1.4%
22,100	EMCOR Group, Inc.*	1,492,413
20,600	Perini Corp.*	497,490
49,600	Quanta Services, Inc.*	653,232

		2,643,135

Construction Materials – 0.1%
4,100	Florida Rock Industries, Inc.	201,146

Containers & Packaging – 0.1%
4,000	Greif, Inc.	265,120

Distributors – 0.8%
17,900	Brightpoint, Inc.*	496,367
79,600	Handleman Co.	988,632

		1,484,999

Diversified Financials – 3.2%
14,400	AmeriCredit Corp.*	369,072
45,000	CBIZ, Inc.*	270,900
63,400	CompuCredit Corp.*	2,439,632
50,200	Investment Technology Group, Inc.*	1,779,088
46,000	World Acceptance Corp.*	1,311,000

		6,169,692

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
December 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Diversified Telecommunication Service – 0.7%
41,800	Commonwealth Telephone Enterprises, Inc.	$1,411,586

Electric Utilities – 1.3%
14,500	Cleco Corp.	302,325
34,100	NorthWestern Corp.	1,059,487
89,700	Sierra Pacific Resources*	1,169,688

		2,531,500

Electrical Equipment – 1.0%
26,800	A.O. Smith Corp.	940,680
10,100	The Genlyte Group, Inc.*	541,057
6,400	Woodward Governor Co.	550,464

		2,032,201

Electronic Equipment & Instruments – 3.3%
47,000	Avnet, Inc.*	1,125,180
26,000	Coherent, Inc.*	771,680
24,900	Exar Corp.*	311,748
17,300	Greatbatch, Inc.*	449,973
18,700	Itron, Inc.*	748,748
11,800	LoJack Corp.*	284,734
41,700	MTS Systems Corp.	1,444,488
7,000	Tech Data Corp.*	277,760
35,700	Teledyne Technologies, Inc.*	1,038,870

		6,453,181

Energy Equipment & Services – 3.2%
30,200	Cal Dive International, Inc.*	1,083,878
22,100	Helmerich & Payne, Inc.	1,368,211
8,400	Hornbeck Offshore Services, Inc.*	274,680
13,200	Universal Compression Holdings, Inc.*	542,784
82,600	Veritas DGC, Inc.*	2,931,474

		6,201,027

Food & Drug Retailing – 3.3%
65,800	Longs Drug Stores Corp.	2,394,462
47,300	Nash-Finch Co.	1,205,204
196,200	Terra Industries, Inc.*(a)	1,098,720
13,000	The Great Atlantic & Pacific Tea Co., Inc.*	413,140
20,600	The Pantry, Inc.*	967,994
27,500	Wild Oats Markets, Inc.*(a)	332,200

		6,411,720

Food Products – 1.4%
59,200	Chiquita Brands International, Inc.	1,184,592
3,300	J & J Snack Foods Corp.	196,053
148	Seaboard Corp.	223,628
28,900	USANA Health Sciences, Inc.*(a)	1,108,604

		2,712,877

Healthcare Equipment & Supplies – 5.1%
98,700	Applera Corp. – Applied Biosystems Group	2,621,472
10,000	Computer Programs and Systems, Inc.	414,300
12,100	DJ Orthopedics, Inc.*	333,718
11,600	Hologic, Inc.*	439,872
80,800	Immucor, Inc.*	1,887,488
6,700	LCA-Vision, Inc.	318,317
42,800	Mentor Corp.	1,972,224
10,300	Meridian Bioscience, Inc.	207,442
10,200	SurModics, Inc.*	377,298
54,100	Thoratec Corp.*	1,119,329
7,400	Ventana Medical Systems, Inc.*	313,390

		10,004,850

Healthcare Providers & Services – 1.6%
44,900	Genesis HealthCare Corp.*	1,639,748
45,800	Kindred Healthcare, Inc.*	1,179,808
38,000	Stewart Enterprises, Inc.	205,580

		3,025,136

Hotels, Restaurants & Leisure – 4.6%
67,200	Choice Hotels International, Inc.	2,806,272
65,800	Dave & Buster’s, Inc.*(a)	1,158,738
35,600	Domino’s Pizza, Inc.	861,520
33,300	Landry’s Restaurants, Inc.	889,443
40,200	Papa John’s International, Inc.*	2,384,262
16,000	Shuffle Master, Inc.*(a)	402,240
69,000	Six Flags, Inc.*(a)	531,990

		9,034,465

Household Durables – 1.1%
89,200	American Greetings Corp.	1,959,724
23,500	Kimball International, Inc. Class B	249,805

		2,209,529

Insurance – 4.4%
7,800	American Physicians Capital, Inc.*	357,162
5,900	Argonaut Group, Inc.*	193,343
6,500	FBL Financial Group, Inc.	213,265
67,300	Fremont General Corp.	1,563,379
42,500	LandAmerica Financial Group, Inc.	2,652,000
1,300	National Western Life Insurance Co.	268,983
7,300	Safety Insurance Group, Inc.	294,701
57,000	Stewart Information Services Corp.	2,774,190
4,900	The Midland Co.	176,596

		8,493,619

Internet & Catalog Retail – 0.7%
29,550	Coldwater Creek, Inc.*	902,161
10,800	Nutri/System, Inc.*	389,016

		1,291,177

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Internet Software & Services – 2.2%
40,200	EarthLink, Inc.*	$446,622
14,900	InfoSpace, Inc.*	384,718
21,300	J2 Global Communications, Inc.*	910,362
44,200	Trizetto Group, Inc.*	750,958
16,900	United Online, Inc.	240,318
22,300	Websense, Inc.*	1,463,772

		4,196,750

IT Consulting & Services – 0.8%
77,200	Agilysys, Inc.	1,406,584
15,500	Redback Networks Inc.*	217,930

		1,624,514

Machinery – 4.2%
42,000	Applied Industrial Technologies, Inc.	1,414,980
15,900	Barnes Group, Inc.	524,700
10,100	CIRCOR International, Inc.	259,166
23,800	EnPro Industries, Inc.*	641,410
49,000	JLG Industries, Inc.	2,237,340
12,600	NACCO Industries, Inc.	1,476,090
59,600	Navistar International Corp.*	1,705,752

		8,259,438

Media – 0.6%
41,100	Catalina Marketing Corp.	1,041,885
8,100	Hearst-Argyle Television, Inc.	193,185

		1,235,070

Metals & Mining – 2.4%
22,700	Quanex Corp.	1,134,319
85,500	Ryerson Tull, Inc.(a)	2,079,360
12,300	Steel Dynamics, Inc.	436,773
86,700	USEC, Inc.	1,036,065

		4,686,517

Multiline Retail – 0.4%
17,100	Dillard’s, Inc.	424,422
21,500	Retail Ventures, Inc.*(a)	267,460

		691,882

Office Electronics – 0.5%
33,900	PAR Technology Corp.*	941,064

Oil & Gas – 2.6%
16,500	Berry Petroleum Co.	943,800
12,600	Encore Acquisition Co.*	403,704
16,900	Pogo Producing Co.	841,789
64,400	Swift Energy Co.*	2,902,508

		5,091,801

Paper & Forest Products – 0.1%
7,200	Louisiana-Pacific Corp.	197,784

Personal Products – 0.4%
16,200	Mannatech, Inc.(a)	223,722
19,500	NBTY, Inc.*	316,875
6,400	Parlux Fragrances, Inc.*(a)	195,392

		735,989

Pharmaceuticals – 1.3%
80,700	Alpharma, Inc.	2,300,757
9,700	Endo Pharmaceuticals Holdings, Inc.*	293,522

		2,594,279

Real Estate – 6.7%
6,200	American Home Mortgage Investment Corp. (REIT)	201,934
50,800	Anthracite Capital, Inc. (REIT)	534,924
43,300	BioMed Reality Trust, Inc. (REIT)	1,056,520
20,500	Boykin Lodging Co.* (REIT)	250,510
99,500	Commercial Net Lease Realty (REIT)	2,026,815
21,500	Digital Realty Trust, Inc. (REIT)	486,545
29,600	Entertainment Properties Trust (REIT)	1,206,200
13,400	FelCor Lodging Trust, Inc. (REIT)	230,614
21,700	HRPT Properties Trust (REIT)	224,595
19,500	National Health Investors, Inc. (REIT)	506,220
34,400	New Century Financial Corp.(a) (REIT)	1,240,808
14,100	RAIT Investment Trust (REIT)	365,472
109,200	Senior Housing Properties Trust (REIT)	1,846,572
73,000	Spirit Finance Corp. (REIT)	828,550
44,800	Trammell Crow Co.*	1,149,120
52,200	Trustreet Properties, Inc. (REIT)	763,164
5,700	Universal Health Realty Income Trust (REIT)	178,638

		13,097,201

Road & Rail – 1.7%
12,800	Covenant Transport, Inc.*	178,944
58,500	Dollar Thrifty Automotive Group, Inc.*	2,110,095
20,600	GATX Corp.	743,248
21,100	U. S. Xpress Enterprises, Inc.*	366,718

		3,399,005

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Investments (continued)
December 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Semiconductor Equipment & Products – 2.2%
17,000	Advanced Energy Industries, Inc.*	$201,110
14,800	Cymer, Inc.*	525,548
34,300	Genesis Microchip, Inc.*	620,487
29,100	Lam Research Corp.*	1,038,288
36,500	LSI Logic Corp.*	292,000
22,700	MPS Group, Inc.*	310,309
9,600	Netlogic Microsystems Inc.*	261,504
16,400	OmniVision Technologies, Inc.*	327,344
51,300	Photronics, Inc.*	772,578

		4,349,168

Software – 2.3%
25,900	ANSYS, Inc.*	1,105,671
63,800	Atari, Inc.*	68,904
22,700	JDA Software Group, Inc.*	386,127
39,100	Lawson Software, Inc.*	287,385
54,000	Parametric Technology Corp.*	329,400
12,000	QAD, Inc.	91,680
19,800	Quest Software, Inc.*	288,882
29,700	SeaChange International, Inc.*	234,630
13,500	SPSS, Inc.*	417,555
37,100	Sybase, Inc.*	811,006
8,600	TALX Corp.	393,106

		4,414,346

Specialty Retail – 4.9%
20,600	Building Materials Holding Corp.	1,405,126
92,700	Circuit City Stores, Inc.	2,094,093
5,000	Genesco, Inc.*	193,950
11,300	Group 1 Automotive, Inc.*	355,159
7,100	Hibbett Sporting Goods, Inc.*	202,208
28,000	Lithia Motors, Inc.	880,320
46,700	Payless ShoeSource, Inc.*	1,172,170
31,600	Sonic Automotive, Inc.	704,048
30,550	Stage Stores, Inc.	909,779
8,800	The Cato Corp.	188,760
9,500	The Children’s Place Retail Stores, Inc.*	469,490
43,000	The Wet Seal, Inc.*(a)	190,920
33,400	United Rentals, Inc.*	781,226

		9,547,249

Textiles & Apparel – 0.7%
11,100	Brown Shoe Co.	470,973
25,200	Guess?, Inc.*	897,120

		1,368,093

Wireless Telecommunication Services – 0.1%
26,500	UbiquiTel, Inc.*	262,085

TOTAL COMMON STOCKS
(Cost $168,800,158)		$193,045,069

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.8%

Joint Repurchase Agreement Account II
$1,500,000	4.29%	01/03/2006	$1,500,000
Maturity Value: $1,500,715
(Cost $1,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $170,300,158)			$194,545,069

Shares	Description	Value
Securities Lending Collateral – 5.4%

10,606,425	Boston Global Investment Trust – Enhanced Portfolio	$10,606,425
(Cost $10,606,425)

TOTAL INVESTMENTS – 105.2%
(Cost $180,906,583)		$205,151,494

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 30, 2005.

Investment Abbreviation:
REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2005, the following futures contracts were open as follows:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Loss

Russell 2000 Index	24	March 2006	$1,627,920	$(27,478)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $1,500,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,020,000,000	4.30%	01/03/2006	$3,021,442,889

Barclays Capital PLC	2,260,000,000	4.30	01/03/2006	2,261,079,778

Greenwich Capital Markets	300,000,000	4.33	01/03/2006	300,144,333

J.P. Morgan Securities, Inc.	400,000,000	4.30	01/03/2006	400,191,111

Morgan Stanley & Co.	3,140,000,000	4.27	01/03/2006	3,141,489,756

UBS Securities LLC	600,000,000	4.18	01/03/2006	600,278,667

UBS Securities LLC	2,565,000,000	4.30	01/03/2006	2,566,225,500

TOTAL	$12,285,000,000			$12,290,852,034

At December 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.50% to 4.40%, due 02/24/2006 to 01/18/2007; Federal Home Loan Mortgage Association, 0.00% to 13.00%, due 01/01/2006 to 01/01/2036; Federal National Mortgage Association, 0.00% to 15.50%, due 02/01/2006 to 01/01/2036; Government National Mortgage Association, 4.50% to 6.50%, due 11/15/2013 to 12/15/2035 and Tennessee Valley Authority, 4.75% to 7.14%, due 11/13/2008 to 08/01/2013. The aggregate market value of the collateral, including accrued interest, was $12,560,093,631.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:

Investment in securities, at value (identified cost $170,300,158) — including $10,244,433 of securities on loan	$194,545,069
Securities lending collateral, at value (cost $10,606,425)	10,606,425
Cash(a)	363,808
Receivables:
Fund shares sold	322,695
Dividends and interest	248,594
Securities lending income	13,170

Total assets	206,099,761

Liabilities:

Payables:
Payable upon return of securities loaned	10,606,425
Fund shares repurchased	159,872
Amounts owed to affiliates	184,606
Variation margin	4,560
Accrued expenses	102,249

Total liabilities	11,057,712

Net Assets:

Paid-in capital	169,470,595
Accumulated undistributed net investment income	249,576
Accumulated net realized gain on investment and futures transactions	1,104,445
Net unrealized gain on investments and futures transactions	24,217,433

NET ASSETS	$195,042,049

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	13,998,699
Net asset value, offering and redemption price per share	$13.93

(a)	Includes restricted cash of $350,000 relating to initial margin requirements on futures transactions.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2005

Investment income:

Dividends	$2,151,067
Interest (including securities lending income of $171,378)	189,004

Total income	2,340,071

Expenses:

Management fees	1,390,313
Printing fees	75,008
Custody and accounting fees	103,157
Transfer agent fees	74,150
Professional fees	49,786
Trustee fees	16,492
Other	13,334

Total expenses	1,722,240

Less — expense reductions	(73,533)

Net expenses	1,648,707

NET INVESTMENT INCOME	691,364

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized gain from:
Investment transactions	10,762,324
Futures transactions	142,292
Payments by affiliates to reimburse certain security claims	16,973
Net change in unrealized loss on:
Investments	(1,008,897)
Futures	(29,672)

Net realized and unrealized gain on investment and futures transactions	9,883,020

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,574,384

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004
From operations:

Net investment income	$691,364	$257,676
Net realized gain on investment and futures transactions	10,904,616	15,481,829
Payment by affiliates to reimburse certain security claims	16,973	—
Payment by affiliates to reimburse certain brokerage commissions	—	32,935
Net change in unrealized gain (loss) on investments and futures transactions	(1,038,569)	11,810,368

Net increase in net assets resulting from operations	10,574,384	27,582,808

Distributions to shareholders:

From net investment income	(459,667)	(339,002)
From net realized gains	(17,009,088)	(8,690,421)

Total distributions to shareholders	(17,468,755)	(9,029,423)

From share transactions:

Proceeds from sales of shares	22,353,469	8,359,311
Reinvestment of dividends and distributions	17,468,455	9,029,423
Cost of shares repurchased	(29,706,807)	(25,886,127)

Net increase (decrease) in net assets resulting from share transactions	10,115,117	(8,497,393)

TOTAL INCREASE	3,220,746	10,055,992

Net assets:

Beginning of year	191,821,303	181,765,311

End of year	$195,042,049	$191,821,303

Accumulated undistributed net investment income	$249,576	$19,700

Summary of share transactions:

Shares sold	1,522,405	616,586
Shares issued on reinvestment of dividends and distributions	1,224,164	629,223
Shares repurchased	(2,065,937)	(1,920,659)

NET INCREASE (DECREASE)	680,632	(674,850)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from												Ratios assuming no
		investment operations			Distributions to shareholders									expense reductions

													Ratio of		Ratio of
			Net								Net	Ratio of	net	Ratio of	net
	Net asset		realized			From	From		Net asset		assets	net	investment	total	investment
	value,	Net	and	Total from	From net	tax	net		value,		end	expenses	income	expenses	income	Portfolio
	beginning	investment	unrealized	investment	investment	return of	realized	Total	end of	Total	of year	to average	to average	to average	to average	turnover
	of year	income(a)	gain (loss)	operations	income	capital	gain	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

For the Years ended December 31,

2005	$14.40	$0.05	$0.86	$0.91	$(0.04)	$—	$(1.34)	$(1.38)	$13.93	6.07%	$195,042	0.89%	0.37%	0.93%	0.33%	119%
2004	12.99	0.02	2.10	2.12	(0.03)	—	(0.68)	(0.71)	14.40	16.33	191,821	0.90	0.14	0.97	0.07	146
2003	9.19	0.04	4.18	4.22	(0.03)	—	(0.39)	(0.42)	12.99	46.00	181,765	1.03	0.40	1.25	0.18	141
2002	10.84	0.03	(1.65)	(1.62)	(0.03)	—	—	(0.03)	9.19	(14.97)	47,005	1.04	0.25	1.29	0.00	128
2001	10.40	0.03	0.44	0.47	(0.02)	(0.01)	—	(0.03)	10.84	4.53	54,365	1.00	0.32	1.22	0.10	105

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs CORE Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act.

     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from tax return of capital.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, on the books of their custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker, or the Fund’s custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND
Notes to Financial Statements (continued)
December 31, 2005

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.

     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis and waived a portion of its Management fee which resulted in the following annual Management fee rates:

Average Daily Net Assets	Annual Rate

First $2 Billion	0.75%

Over $2 Billion	0.68%

     Prior to July 1, 2005, the Fund’s Management fee as an annual percentage rate of average daily net assets was 0.75%.

     Additionally, effective July 1, 2005 GSAM has voluntarily agreed to waive a portion of its Management fee equal to 0.02% of the Fund’s average daily net assets. For the year ended December 31, 2005, GSAM waived approximately $19,200 of the Fund’s Management fee.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.11% of the average daily net assets of the Fund. GSAM agreed to maintain this expense limitation contractually through June 30, 2005 and on a voluntary basis thereafter. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2005, GSAM reimbursed approximately $53,900 to the Fund.

     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2005, custody fees were reduced by approximately $400.

     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.

     At December 31, 2005, the amounts owed to affiliates were approximately $141,600, $6,700 and $36,300 for Management and Transfer Agent fees and over-reimbursement of Fund expenses, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the year ended December 31, 2005, were $221,123,012 and $228,993,393, respectively. For the year ended December 31, 2005, Goldman Sachs earned approximately $1,200 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Fund.

     During the year ended December 31, 2005, GSAM voluntarily reimbursed the Fund $16,973 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2005, is reported parenthetically on the Statement of Operations. A portion of this amount, $40,315, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2005, BGA earned approximately $30,239 in fees as securities lending agent. At December 31, 2005, the Fund loaned securities having a market value of $10,244,433 collateralized by cash in the amount of $10,606,425. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2005, the Fund did not have any borrowings under this facility.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND
Notes to Financial Statements (continued)
December 31, 2005

7. TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	For the years ended December 31,

	2005	2004

Distributions paid from:
Ordinary income	$4,784,105	$2,262,135
Net long-term capital gains	12,684,650	6,767,288

Total taxable distributions	$17,468,755	$9,029,423

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$228,483
Undistributed long-term capital gains	1,316,886

Total undistributed earnings	$1,545,369
Timing differences (related to the recognition of certain REIT dividends for tax purposes)	18,500
Unrealized gains — net	24,007,585

Total accumulated earnings — net	25,571,454

At December 31, 2005, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

Tax cost	$181,143,909

Gross unrealized gain	29,590,407
Gross unrealized loss	(5,582,822)

Net unrealized security gain	$24,007,585

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, futures contracts and return-of-capital distributions from underlying fund investments.

     In order to present certain components of the Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. The Fund reclassified $1,821 from undistributed net investment income to accumulated net realized gain on investment and futures transactions. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in tax treatment of dividend redesignations.

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

8. LEGAL PROCEEDINGS (continued)

enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. It is possible that the plaintiffs may appeal this decision.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs CORE Small Cap Equity Fund and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs CORE Small Cap Equity Fund (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs CORE Small Cap Equity Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2006

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	7/1/05	12/31/05	12/31/05*

Actual	$1,000	$1,050.50	$4.55
Hypothetical 5% return	1,000	1,020.77 +	4.48

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.88%.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1997	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 66	Trustee	Since 1997	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

*Alan A. Shuch Age: 56	Trustee	Since 1997	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	72	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

			Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORESM SMALL CAP EQUITY FUND

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2005, 28.57% of the dividends paid from net investment company taxable income by the CORE Small Cap Equity Fund qualifies for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the CORE Small Cap Equity Fund designates $12,684,650 as capital gain dividends paid during the year ended December 31, 2005.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

COREsm is a registered service mark of Goldman, Sachs & Co.
Toll Free (in U.S.): 800-292-4726
This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: COREsm Small Cap Equity Fund.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. Date of first use: February 18, 2006

VITCORESCAR/06-289/02-06

Goldman

Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32nd FLOOR, NEW YORK, NEW YORK 10005

Capital Growth Fund

Annual Report

December 31, 2005

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Capital Growth Fund during the one-year reporting period that ended December 31, 2005.

Market Review

In 2005, the U.S. equity markets, as measured by the S&P 500 Index, generated single-digit returns, but there was disparity of performance between different industries. Energy and Utility companies continued to be favored by investors, producing significant returns. Conversely, areas such as the Auto industry and the Consumer Discretionary sector suffered from weak sales growth throughout the year. The housing market in some regions began to cool by mid-year on the backdrop of steady and consistent tightening of monetary policy by the Federal Reserve Board (the “Fed”). The Fed’s actions were anticipated by the market, as the U.S. economy was robust and many corporations revealed large cash balances. Towards the middle of the year, growth style investing began to outperform value for the first extended period in over five years.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2005*

	% of
Company	Net Assets	Business

Freddie Mac	5.1%	Financials
The McGraw-Hill Cos., Inc.	4.2	Commercial Services
Microsoft Corp.	3.8	Computer Software
PepsiCo, Inc.	3.3	Beverages
First Data Corp.	3.2	Computer Services
Lowe’s Companies, Inc.	3.1	Retailing
QUALCOMM, Inc.	3.0	Semiconductors
Schlumberger Ltd.	2.9	Oil Well Services & Equipment
Dell, Inc.	2.6	Computer Hardware
Wal-Mart Stores, Inc.	2.3	Retailing

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the one-year period that ended December 31, 2005, the Fund generated a cumulative total return of 2.94%. This return compares to the 5.26% cumulative total return of the

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark during the reporting period, primarily due to weakness in the Media and Finance sectors. In contrast, strength in the Energy and Producer Goods & Services sector enhanced results, as did holdings in select Wireless Tower companies.

During the year, the Fund’s holding in Wal-Mart Stores, Inc. detracted from results, as it reported that its earnings would fall short of analysts’ expectations. The company cited concerns about the impact of high oil prices on low-income consumers. Despite the recent weakness, we believe that Wal-Mart’s long-term growth will be supported by its U.S. grocery effort as it currently has a 12-14% market share in this area. We also believe that Wal-Mart’s international business, which currently constitutes between 15-20% of sales, should proliferate and help the company sustain strong long-term growth.

Dell, Inc. was another fund holding that was a negative contributor to performance. At the beginning of November, Dell, Inc. lowered its earnings guidance for its recently completed fiscal third quarter, driving down its stock price. The reduced expectations for growth were attributed to restructuring and expenses associated with a faulty computer component. We believe that Dell is refocusing on profitability versus volume and we do not feel that its business model is broken. As Dell works through its issues, we believe that the market will realize that some of Dell’s problems are transitional and are not all secular in nature.

Although Freddie Mac was a detractor to performance during the reporting period, the company began to rally during the fourth quarter as it announced a $2 billion stock buyback plan. We believe this indicates that Freddie Mac is focused on strengthening its business. The company currently holds an additional $4.8 billion in excess capital above an imposed capital surcharge. When Freddie Mac finalizes its updated financial report, we believe it should receive approval from its regulator, the Office of Federal Housing Enterprise Oversight, thereby increasing the company’s financial flexibility. It is our belief that when this occurs, the company will use some of its excess capital to buy back stock more aggressively.

Another holding that hurt Fund performance was Cendant Corp. Toward the end of 2005, Cendant Corp. announced plans to break up the company into four parts and downwardly revised its earnings guidance for the fourth quarter and 2006, citing weakness in its travel area. Its stock fell sharply on the news. In terms of the restructuring, we think it is to Cendant’s advantage to break up the company. It is possible that when the businesses become standalone entities, which will be mid- to small-cap companies, investors will focus more on their growth characteristics. We think that this move could elicit a more favorable investor reaction toward Cendant’s businesses versus the recent sentiment. While we believe that Cendant’s spin offs have the potential to grow, we took the more conservative approach and exited the position. In addition, the ensuing mid- to small-cap companies from Cendant’s breakup would not be appropriate for the Capital Growth Fund’s large-cap growth focus.

Energy stocks generated very strong performance during the reporting period and due to strong stock selection, the Fund’s Energy holdings generated even better returns than the overall Energy sector. Many energy companies’ earnings are directly linked to the price of oil. Fund holding Schlumberger Ltd., however, is not in the business of buying or selling oil — it is in the business of testing to determine the presence of oil. With oil reserves becoming harder to find and the size of new discoveries shrinking, it is likely that more wells will need to be drilled in order to meet global oil demand. For Schlumberger, more wells

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

translate into more testing services. While the exploration companies’ drilling efforts require large capital investments, Schlumberger’s testing services are less capital intensive. Since it does not have much of a manufacturing base, Schlumberger’s return on capital has increased sharply.

Another Fund holding which performed well this year and contributed positively to performance was The McGraw-Hill Cos., Inc., which owns Standard & Poor’s (S&P), and Moody’s Corp. These businesses meet our investment criteria as they operate in an industry environment that can be characterized as quasi-monopolistic or a “partnership-monopoly.” This is because most issuers tend to have at least two ratings, one from each agency. As a result, S&P and Moody’s rate approximately 90% of the debt issuance in the U.S. We believe their growth is sustainable because it is supported by favorable secular trends such as the globalization of capitalism, deregulation, and financial innovation.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Equity Management Team

January 18, 2006

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Capital Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Capital Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

SECTOR ALLOCATION AS OF DECEMBER 31, 2005†

Percentage of Portfolio Investments

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Performance Summary

December 31, 2005

The following graph shows the value as of December 31, 2005, of a $10,000 investment made on April 30, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Capital Growth Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested from April 30, 1998 to December 31, 2005.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2005

Capital Growth Fund (commenced April 30, 1998)	2.33%	-2.10%	2.94%

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Investments

December 31, 2005

Shares	Description	Value
Common Stocks – 98.7%

Aerospace & Defense – 0.5%
15,730	United Technologies Corp.	$879,464

Apparel/ Shoes – 0.5%
10,090	Nike, Inc. Class B	875,711

Audio & Visual Equipment – 0.6%
9,720	Harman International Industries, Inc.	951,102

Banks – 1.1%
46,892	J.P. Morgan Chase & Co.	1,861,143

Beverages – 5.2%
20,280	Fortune Brands, Inc.	1,582,246
95,000	PepsiCo, Inc.	5,612,600
39,775	The Coca-Cola Co.	1,603,330

		8,798,176

Biotechnology – 2.2%
47,070	Amgen, Inc.*	3,711,940

Broadcasting & Cable/ Satellite TV – 1.7%
69,750	Univision Communications, Inc.*	2,049,953
28,750	XM Satellite Radio Holdings, Inc.*	784,300

		2,834,253

Commercial Services – 7.3%
30,670	ARAMARK Corp. Class B	852,013
17,320	Cognizant Technology Solutions Corp.*	872,062
56,290	Moody’s Corp.	3,457,332
137,350	The McGraw-Hill Cos., Inc.	7,091,380

		12,272,787

Computer Hardware – 2.7%
148,435	Dell, Inc.*	4,451,566

Computer Services – 3.2%
126,680	First Data Corp.	5,448,507

Computer Software – 5.9%
51,525	Electronic Arts, Inc.*	2,695,273
244,955	Microsoft Corp.	6,405,573
65,660	Oracle Corp.*	801,709

		9,902,555

Drugs & Medicine – 2.9%
25,740	Eli Lilly & Co.	1,456,627
49,280	Pfizer, Inc.	1,149,210
49,435	Wyeth	2,277,470

		4,883,307

Electrical Equipment – 0.8%
43,650	Tyco International Ltd.	1,259,739

Financials – 10.8%
17,060	American Express Co.	877,908
39,160	Fannie Mae	1,911,400
130,555	Freddie Mac	8,531,769
16,630	Golden West Financial Corp.	1,097,580
23,235	Merrill Lynch & Co., Inc.	1,573,706
25,345	Morgan Stanley	1,438,075
183,330	The Charles Schwab Corp.	2,689,451

		18,119,889

Foods – 1.6%
39,620	Wm. Wrigley Jr. Co.	2,634,334

Gaming/ Lodging – 5.1%
50,640	Carnival Corp.	2,707,721
44,450	GTECH Holdings Corp.	1,410,843
33,620	Harrah’s Entertainment, Inc.	2,396,770
30,630	Marriott International, Inc.	2,051,291

		8,566,625

Household/ Personal Care – 0.8%
23,100	Procter & Gamble Co.	1,337,028

Insurance – 0.5%
23,910	Willis Group Holdings Ltd.	883,235

Internet & Online – 2.3%
6,110	Google, Inc.*	2,534,795
34,790	Yahoo!, Inc.*	1,363,072

		3,897,867

Medical Products – 6.5%
10,330	C.R. Bard, Inc.	680,954
11,250	Fisher Scientific International, Inc.*	695,925
59,720	Medtronic, Inc.	3,438,080
17,790	St. Jude Medical, Inc.*	893,058
62,900	Stryker Corp.	2,794,647
37,100	Zimmer Holdings, Inc.*	2,502,024

		11,004,688

Movies & Entertainment – 3.7%
197,350	Time Warner, Inc.	3,441,784
86,548	Viacom, Inc. Class B	2,821,465

		6,263,249

Networking/ Telecommunications Equipment – 2.0%
194,670	Cisco Systems, Inc.*	3,332,750

Oil & Gas – 4.7%
69,740	Canadian Natural Resources Ltd.	3,460,499
11,702	Exxon Mobil Corp.	657,301
58,920	Suncor Energy, Inc.	3,719,620

		7,837,420

Oil Well Services & Equipment – 4.5%
44,660	Baker Hughes, Inc.	2,714,435
50,580	Schlumberger Ltd.	4,913,847

		7,628,282

Pharmacy Benefit Manager – 3.3%
66,165	Caremark Rx, Inc.*	3,426,685
38,690	Medco Health Solutions, Inc.*	2,158,902

		5,585,587

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Producer Goods – 0.6%
13,510	W.W. Grainger, Inc.	$960,561

Publishing – 1.6%
46,155	Lamar Advertising Co.*	2,129,591
21,610	Valassis Communications, Inc.*	628,203

		2,757,794

Retailing – 7.5%
78,970	Lowe’s Companies, Inc.	5,264,140
83,460	PETCO Animal Supplies, Inc.*	1,831,947
27,890	Target Corp.	1,533,113
83,720	Wal-Mart Stores, Inc.	3,918,096

		12,547,296

Semiconductors – 5.9%
52,670	Intel Corp.	1,314,643
97,940	Linear Technology Corp.	3,532,696
116,590	QUALCOMM, Inc.	5,022,697

		9,870,036

Telecommunications – 2.7%
109,890	American Tower Corp.*	2,978,019
58,450	Crown Castle International Corp.*	1,572,890

		4,550,909

TOTAL COMMON STOCKS
(Cost $149,348,774)		$165,907,800

TOTAL INVESTMENTS – 98.7%
(Cost $149,348,774)		$165,907,800

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:

Investment in securities, at value (identified cost $149,348,774)	$165,907,800
Cash	35,627
Receivables:
Investment securities sold	2,292,511
Dividends	98,948
Fund shares sold	11,678
Securities lending income	372

Total assets	168,346,936

Liabilities:

Payables:
Amounts owed to affiliates	114,786
Fund shares repurchased	71,389
Accrued expenses	107,135

Total liabilities	293,310

Net Assets:

Paid-in capital	178,997,199
Accumulated undistributed net investment income	2,946
Accumulated net realized loss on investment transactions	(27,505,545)
Net unrealized gain on investments	16,559,026

NET ASSETS	168,053,626

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	15,741,999
Net asset value, offering and redemption price per share	$10.68

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Operations

For the Year Ended December 31, 2005

Investment income:

Dividends(a)	$1,755,861
Interest (including securities lending income of $2,668)	29,804

Total income	1,785,665

Expenses:

Management fees	1,284,754
Transfer agent fees	68,520
Custody and accounting fees	56,991
Printing fees	52,724
Professional fees	46,193
Trustee fees	16,492
Other	8,256

Total expenses	1,533,930

Less — expense reductions	(1,167)

Net expenses	1,532,763

NET INVESTMENT INCOME	252,902

Realized and unrealized gain on investment transactions:

Net realized gain on investment transactions (including commissions recaptured of $17,489)	2,625,757
Payments by affiliates to reimburse certain security claims	2,915
Net change in unrealized gain on investments	1,234,312

Net realized and unrealized gain on investment transactions	3,862,984

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,115,886

(a)	Foreign taxes withheld on dividends were $2,711.

The accompanying notes are an integral part of these financial statements.

9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004
From operations:

Net investment income	$252,902	$1,224,380
Net realized gain on investment transactions	2,625,757	1,083,044
Payments by affiliates to reimburse certain security claims	2,915	—
Payments by affiliates to reimburse certain brokerage commissions	—	665
Net change in unrealized gain on investments	1,234,312	13,497,200

Net increase in net assets resulting from operations	4,115,886	15,805,289

Distributions to shareholders:

From net investment income	(249,956)	(1,269,081)

From share transactions:

Proceeds from sales of shares	11,639,337	16,794,368
Reinvestment of dividends and distributions	249,956	1,269,081
Cost of shares repurchased	(34,389,302)	(25,605,992)

Net decrease in net assets resulting from share transactions	(22,500,009)	(7,542,543)

TOTAL INCREASE (DECREASE)	(18,634,079)	6,993,665

Net assets:

Beginning of year	186,687,705	179,694,040

End of year	$168,053,626	$186,687,705

Accumulated undistributed net investment income	$2,946	$—

Summary of share transactions:

Shares sold	1,146,173	1,723,683
Shares issued on reinvestment of dividends and distributions	23,144	122,973
Shares repurchased	(3,389,711)	(2,631,519)

NET DECREASE	(2,220,394)	(784,863)

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from											Ratios assuming no
		investment operations			Distributions to shareholders								expense reductions

			Net								Ratio of	Ratio of net	Ratio of	Ratio of net
	Net asset		realized					Net asset		Net assets	net	investment	total	investment
	value,	Net	and	Total from	From net	From net		value,		at end	expenses	income	expenses	income (loss)	Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average	to average	to average	to average	turnover
	of year	income(a)	gain (loss)	operations	income	gain	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

For the Years ended December 31,

2005	$10.39	$0.02	$0.29	$0.31	$(0.02)	$—	$(0.02)	$10.68	2.94%	$168,054	0.90%	0.15%	0.90%	0.15%	35%
2004	9.59	0.07	0.80	0.87	(0.07)	—	(0.07)	10.39	9.09	186,688	0.89	0.69	0.89	0.69	45
2003	7.77	0.03	1.81	1.84	(0.02)	—	(0.02)	9.59	23.74	179,694	1.02	0.38	1.43	(0.03)	16
2002	10.28	0.01	(2.50)	(2.49)	(0.02)	—	(0.02)	7.77	(24.33)	18,052	1.10	0.16	1.77	(0.51)	24
2001	12.09	0.02	(1.78)	(1.76)	(0.02)	(0.03)	(0.05)	10.28	(14.46)	16,266	1.00	0.15	1.69	(0.54)	39

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

The accompanying notes are an integral part of these financial statements.

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION
Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (“the Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amount reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from tax return of capital.

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, on the books of their custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. At December 31, 2005, the Fund did not have an interest in the joint repurchase agreement.

G. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in the net realized gain (loss) on investments in the Statement of Operations.

3.	AGREEMENTS
GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis which resulted in the following annual Management fee rates:

Average Daily Net Assets	Annual Rate

First $1 Billion	0.75%

Next $1 Billion	0.68%

Over $2 Billion	0.65%

     Prior to July 1, 2005, the Fund’s Management fee as an annual percentage rate of average daily net assets was 0.75%.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.11% of the average daily net assets of the Fund. GSAM agreed to maintain this expense limitation contractually through June 30, 2005 and on a voluntary basis thereafter. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2005, GSAM did not make any reimbursements to the Fund.

     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2005, custody fees were reduced by approximately $1,200.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2005

3. AGREEMENTS (continued)

     At December 31, 2005, amounts owed to affiliates were approximately $109,000 and $5,800 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2005, were $60,026,030 and $82,167,679 respectively. For the year ended December 31, 2005, Goldman Sachs earned approximately $3,400 of brokerage commissions from portfolio transactions executed on behalf of the Fund.
     During the year ended December 31, 2005, GSAM voluntarily reimbursed the Fund $2,915 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2005 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $1,164, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2005, BGA earned $471 in fees as securities lending agent. At December 31, 2005, the Fund did not have any securities on loan. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY
The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2005, the Fund did not have any borrowings under this facility.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

7. TAX INFORMATION
The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	For the years ended December 31,

	2005	2004

Distributions paid from:
Ordinary income	$249,956	$1,269,081

Total taxable distributions	$249,956	$1,269,081

As of December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,946
Capital loss carryforward:(1)(2)
Expiring 2008	(4,206,400)
Expiring 2009	(13,983,325)
Expiring 2010	(6,239,358)
Expiring 2011	(1,064,803)

Total capital loss carryforward	(25,493,886)
Timing differences (post-October losses)	(1,208,929)
Unrealized gains — net	15,756,296

Total accumulated losses — net	$(10,943,573)

(1)	Expiration occurs on December 31 of the year indicated and utilization of these losses may be limited under the Code.
(2)	During the year ended December 31, 2005, the Fund utilized $3,606,802 of capital carryforwards.

At December 31, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$150,151,504

Gross unrealized security gain	24,454,922
Gross unrealized security loss	(8,698,626)

Net unrealized security gain	$15,756,296

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

8. LEGAL PROCEEDINGS
Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed

15

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements (continued)
December 31, 2005

8. LEGAL PROCEEDINGS (continued)

pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. It is possible that the plaintiffs may appeal this decision.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

9. SUBSEQUENT EVENT

At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the tax-free acquisition of the Allmerica Select Growth Fund by the Capital Growth Fund. Following the approval of the Board of Trustees and shareholders of the Allmerica Select Growth Fund, the acquisition was completed on January 9, 2006.

16

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Capital Growth Fund and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Capital Growth Fund (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2006

17

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	7/1/05	12/31/05	12/31/05*

Actual	$1,000	$1,061.10	$4.57
Hypothetical 5% return	1,000	1,020.77 +	4.48

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The net annualized expense ratio for the period was 0.88%.
+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1997	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Lawson Products Inc. (distributor of industrial products).

19

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 66	Trustee	Since 1997	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

*Alan A. Shuch Age: 56	Trustee	Since 1997	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	72	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

			Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2005, 100% of the dividends paid from net investment company taxable income by the Capital Growth Fund qualifies for the dividends received deduction available to corporations.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke
GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Capital Growth Fund.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. Date of first use: February 18, 2006

VITCGAR/06-288/02-06

Goldman
Sachs Variable Insurance Trust
GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32nd FLOOR, NEW YORK, NEW YORK 10005
Mid Cap Value Fund

Annual Report
December 31, 2005

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – Mid Cap Value Fund during the one-year reporting period that ended December 31, 2005.

Market Review

The U.S. equity markets finished 2005 with solid gains, resulting in a third calendar year of positive returns. After a lackluster first half, the markets strengthened in the third and fourth quarters of the year and the S&P 500 Index returned 4.91% during the one-year period ended December 31, 2005. Value stocks outperformed their growth counterparts for the sixth consecutive year, with the Russell 3000 Value Index returning 6.85% versus the Russell 3000 Growth Index return of 5.17%. From a market cap perspective, mid caps outperformed large- and small-cap stocks, with the Russell Midcap, Russell 1000, and Russell 2000 Indexes returning 12.65%, 6.27%, and 4.55%, respectively.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2005*

	% of
Company	Net Assets	Business

PPL Corp.	2.8%	Electrical Utilities
J.C. Penney Co., Inc.	2.7	Retail Apparel
EOG Resources, Inc.	2.5	Energy Resources
AMBAC Financial Group, Inc.	2.3	Property Insurance
Harrah’s Entertainment, Inc.	2.1	Hotel & Leisure
Zions Bancorp	2.0	Regional Banks
PG&E Corp.	1.9	Electrical Utilities
Range Resources Corp.	1.9	Energy Resources
The Bear Stearns Companies, Inc.	1.8	Brokers
American Standard Companies, Inc.	1.8	Parts & Equipment

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period that ended December 31, 2005, the Fund generated a cumulative total return of 12.83%. This return compares to the 12.65% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

During the reporting period, stock selection was strongest in the Energy and Financial sectors, while holdings in Insurance and REITs detracted from performance.

In the Energy sector, our approach has been focused on companies with a favorable mix of competitively low-cost structures, positive reserve trends, and disciplined management teams. As a result, many of the Fund’s holdings have outperformed the extraordinary gains in the sector during the year. We believe the prospects for EOG Resources, Inc., Range Resources Corp., and The Williams Companies, Inc. have all improved in the higher priced environment, particularly as fundamentals in North American natural gas continue to strengthen. Given their strength, we have taken profits in several of the Fund’s Energy stocks.

Retail company J.C. Penney Inc. performed well as recent progress in the company’s turnaround, including share buybacks and improved operating results, lifted its stock higher. While the turnaround has been impressive to date, we believe that the company’s management remains focused on improving operating margins and store productivity through a number of key initiatives.

In Insurance, difficult headwinds weighed on several of the Fund’s larger holdings, including RenaissanceRe Holdings Ltd. and Willis Group Holdings Ltd. The destructive hurricane season pressured RenaissanceRe, a reinsurance company. Although we believe the company should recover its losses from an improved pricing cycle, we reduced the Fund’s exposure to this stock over the reporting period. Willis Group declined after it reported lower earnings attributed to new regulatory requirements. As regulators continue to redefine industry contracts and accounting methods, we believe the environment will become increasingly challenging for many firms, as they must decide between growth and profitability.

The portfolio’s largest detractor in 2005 was iStar Financial, Inc. iStar is one of the largest publicly traded providers of customized financing to public and private owners of commercial real estate. The company lowered guidance earlier in the year due to an increase in loan prepayments and reduced credit spreads. We believe this well-managed company is attractively valued, given its above-average return on equity and below-average leverage relative to its peer group.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

January 18, 2006

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.

SECTOR ALLOCATION AS OF DECEMBER 31, 2005†

Percentage of Portfolio Investments

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments include repurchase agreements and securities lending collateral.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Performance Summary

December 31, 2005

The following graph shows the value as of December 31, 2005, of a $10,000 investment made on May 1, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Russell Mid Cap Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

Mid Cap Value Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested from May 1, 1998 to December 31, 2005.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2005

Mid Cap Value Fund (commenced May 1, 1998)	10.72%	14.25%	12.83%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Investments

December 31, 2005

Shares	Description	Value
Common Stocks – 96.6%

Aerospace & Defense – 2.5%
233,466	Alliant Techsystems, Inc.*	$17,783,105
376,817	Rockwell Collins, Inc.	17,510,686

		35,293,791

Biotechnology – 1.4%
583,164	MedImmune, Inc.*	20,422,403

Brokers – 1.8%
226,171	The Bear Stearns Companies, Inc.(a)	26,129,536

Chemicals – 2.9%
343,259	Agrium, Inc.	7,548,265
141,618	Carlisle Cos., Inc.	9,792,885
895,990	Chemtura Corp.	11,379,073
255,682	Rohm & Haas Co.	12,380,123

		41,100,346

Computer Hardware – 3.7%
269,679	Amphenol Corp.	11,935,993
115,636	Avocent Corp.*	3,144,143
195,597	CDW Corp.	11,260,519
454,369	Ingram Micro, Inc.*	9,055,574
416,165	Zebra Technologies Corp.*	17,832,670

		53,228,899

Computer Software – 1.3%
1,370,984	Activision, Inc.*	18,837,320

Construction – 1.6%
384,427	Lennar Corp.	23,457,736

Consumer Durables – 2.3%
242,480	Mohawk Industries, Inc.*	21,090,910
246,593	The Stanley Works	11,846,328

		32,937,238

Diversified Energy – 3.2%
1,108,703	The Williams Companies, Inc.	25,688,649
416,568	Western Gas Resources, Inc.	19,616,187

		45,304,836

Drugs – 1.3%
431,858	Charles River Laboratories International, Inc.*	18,297,823

Electrical Utilities – 10.5%
193,983	CMS Energy Corp.*	2,814,693
552,713	Edison International	24,103,814
364,813	Entergy Corp.	25,044,413
178,409	FirstEnergy Corp.	8,740,257
300,918	Northeast Utilities	5,925,075
739,725	PG&E Corp.	27,458,592
134,658	PNM Resources, Inc.	3,297,774
1,342,200	PPL Corp.	39,460,680
56,159	Public Service Enterprise Group, Inc.	3,648,650
264,959	Wisconsin Energy Corp.	10,349,299

		150,843,247

Energy Resources – 4.3%
482,584	EOG Resources, Inc.	35,407,188
1,006,060	Range Resources Corp.	26,499,621

		61,906,809

Environmental & Other Services – 1.1%
417,255	Republic Services, Inc.	15,667,925

Food & Beverage – 2.5%
565,867	Archer-Daniels-Midland Co.	13,954,280
240,587	Pepsi Bottling Group, Inc.	6,883,194
502,551	Smithfield Foods, Inc.*	15,378,061

		36,215,535

Gas Utilities – 1.6%
675,432	AGL Resources, Inc.	23,511,788

Health Insurance – 1.0%
274,786	Health Net, Inc.*	14,165,218

Healthcare Providers & Services – 0.7%
185,487	Coventry Health Care, Inc.*	10,565,340

Home Products – 2.4%
756,211	Newell Rubbermaid, Inc.	17,982,698
298,134	The Clorox Co.	16,960,843

		34,943,541

Hotel & Leisure – 2.1%
428,702	Harrah’s Entertainment, Inc.	30,562,166

Information Services – 1.2%
2,096,539	BearingPoint, Inc.*(a)	16,478,797

IT Consulting & Services – 0.3%
98,286	Computer Sciences Corp.*	4,977,203

Life Insurance – 1.8%
169,999	Assurant, Inc.	7,393,257
321,025	Torchmark Corp.	17,848,990

		25,242,247

Media – 1.0%
324,782	Lamar Advertising Co.*	14,985,441

Medical Providers – 0.7%
423,840	Apria Healthcare Group, Inc.*	10,218,782

Mining – 1.7%
240,075	Allegheny Technologies, Inc.	8,661,906
111,296	Carpenter Technology Corp.	7,843,029
188,977	Commercial Metals Co.	7,094,197

		23,599,132

Motor Vehicle – 0.7%
208,213	Autoliv, Inc.	9,457,034

Oil & Gas – 1.0%
248,556	Ultra Petroleum Corp.*	13,869,425

Oil Services – 1.6%
641,251	BJ Services Co.	23,514,674

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Investments (continued)
December 31, 2005

Shares	Description	Value
Common Stocks – (continued)

Oil Well Services & Equipment – 0.5%
150,823	Grant Prideco, Inc.*	$6,654,311

Paper & Packaging – 1.1%
665,380	Packaging Corp. of America	15,270,471

Parts & Equipment – 3.2%
647,776	American Standard Companies, Inc.	25,878,651
263,773	Cooper Industries Ltd.	19,255,429

		45,134,080

Property Insurance – 7.1%
435,350	AMBAC Financial Group, Inc.(a)	33,548,071
204,511	Everest Re Group Ltd.	20,522,679
202,563	PartnerRe Ltd.	13,302,312
274,102	RenaissanceRe Holdings Ltd. Series B	12,090,639
272,906	The PMI Group, Inc.(a)	11,208,250
289,998	Willis Group Holdings Ltd.	10,712,526

		101,384,477

Publishing – 1.0%
400,653	Dow Jones & Co., Inc.(a)	14,219,175

Real Estate Investment Trusts (REITs) – 6.8%
446,443	Apartment Investment & Management Co.	16,906,796
345,364	Developers Diversified Realty Corp.	16,239,015
183,896	Equity Residential Properties Trust	7,194,011
89,295	Healthcare Realty Trust, Inc.	2,970,845
592,660	iStar Financial, Inc.	21,128,329
165,444	Liberty Property Trust	7,089,275
524,111	Plum Creek Timber Co., Inc.	18,894,202
161,910	Prentiss Properties Trust	6,586,499

		97,008,972

Regional Banks – 6.4%
132,116	Commerce Bancshares, Inc.	6,885,886
545,072	FirstMerit Corp.	14,122,816
554,237	KeyCorp	18,251,024
208,156	M&T Bank Corp.	22,699,412
382,279	Zions Bancorp.	28,885,001

		90,844,139

Retail Apparel – 4.8%
219,742	Federated Department Stores, Inc.	14,575,487
700,360	J. C. Penney Co., Inc.	38,940,016
520,382	Ross Stores, Inc.	15,039,040

		68,554,543

Semiconductors – 0.8%
132,204	Freescale Semiconductor, Inc.*	3,330,219
296,842	Tessera Technologies, Inc.*	7,673,365

		11,003,584

Specialty Financials – 2.2%
172,260	American Capital Strategies Ltd.	6,237,534
350,019	CIT Group, Inc.	18,123,984
261,430	Eaton Vance Corp.	7,152,725

		31,514,243

Telecom Equipment – 0.7%
432,379	ADC Telecommunications, Inc.*(a)	9,659,347

Tobacco – 0.9%
137,821	Reynolds American, Inc.(a)	13,138,476

Transports – 1.8%
346,247	Norfolk Southern Corp.	15,522,253
257,077	Teekay Shipping Corp.(a)	10,257,372

		25,779,625

Trust/Processors – 1.1%
309,526	Northern Trust Corp.	16,039,637

TOTAL COMMON STOCKS
(Cost $1,209,726,375)		$1,381,939,312

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 3.4%

Joint Repurchase Agreement Account II
$49,300,000	4.29%	01/03/2006	$49,300,000
Maturity Value: $49,323,483
(Cost $49,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,259,026,375)			$1,431,239,312

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value
Securities Lending Collateral – 3.0%

42,848,300	Boston Global Investment Trust – Enhanced Portfolio	$42,848,300
(Cost $42,848,300)

TOTAL INVESTMENTS — 103.0%
(Cost $1,301,874,675)		$1,474,087,612

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 30, 2005.

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2005, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $49,300,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,020,000,000	4.30%	01/03/2006	$3,021,442,889

Barclays Capital PLC	2,260,000,000	4.30	01/03/2006	2,261,079,778

Greenwich Capital Markets	300,000,000	4.33	01/03/2006	300,144,333

J.P. Morgan Securities, Inc.	400,000,000	4.30	01/03/2006	400,191,111

Morgan Stanley & Co.	3,140,000,000	4.27	01/03/2006	3,141,489,756

UBS Securities LLC	600,000,000	4.18	01/03/2006	600,278,667

UBS Securities LLC	2,565,000,000	4.30	01/03/2006	2,566,225,500

TOTAL	$12,285,000,000			$12,290,852,034

At December 31, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 3.50% to 4.40%, due 02/24/2006 to 01/18/2007; Federal Home Loan Mortgage Association, 0.00% to 13.00%, due 01/01/2006 to 01/01/2036; Federal National Mortgage Association, 0.00% to 15.50%, due 02/01/2006 to 01/01/2036; Government National Mortgage Association, 4.50% to 6.50%, due 11/15/2013 to 12/15/2035 and Tennessee Valley Authority, 4.75% to 7.14%, due 11/13/2008 to 08/01/2013. The aggregate market value of the collateral, including accrued interest, was $12,560,093,631.

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:

Investment in securities, at value (identified cost $1,259,026,375) — including $41,716,467 of securities on loan	$1,431,239,312
Securities lending collateral, at value (cost $42,848,300)	42,848,300
Cash	56,565
Receivables:
Dividends and interest	2,278,532
Fund shares sold	1,810,532
Receivable from affiliate	105,000
Investment securities sold	446,353
Securities lending income	8,992

Total assets	1,478,793,586

Liabilities:

Payables:
Payable upon return of securities loaned	42,848,300
Investment securities purchased	2,862,380
Fund shares repurchased	1,114,397
Amounts owed to affiliates	1,008,134
Accrued expenses	146,195

Total liabilities	47,979,406

Net Assets:

Paid-in capital	1,238,364,327
Accumulated undistributed net investment income	1,880,132
Accumulated net realized gain on investment transactions	18,356,784
Net unrealized gain on investments	172,212,937

NET ASSETS	$1,430,814,180

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	92,121,171
Net asset value, offering and redemption price per share	$15.53

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Year Ended December 31, 2005

Investment income:

Dividends	$18,154,715
Interest (including securities lending income of $73,831)	1,467,534

Total income	19,622,249

Expenses:

Management fees	9,241,075
Transfer agent fees	462,054
Custody and accounting fees	205,761
Printing fees	48,204
Professional fees	45,743
Trustee fees	16,492
Other	27,109

Total expenses	10,046,438

Less — expense reductions	(2,928)

Net expenses	10,043,510

NET INVESTMENT INCOME	9,578,739

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions (including commissions recaptured of $184,886)	132,448,454
Payments by affiliates to reimburse certain security claims	9,275
Net change in unrealized gain on investments	493,340

Net realized and unrealized gain on investment transactions	132,951,069

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$142,529,808

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

From operations:

Net investment income	$9,578,739	$4,663,695
Net realized gain from investment transactions	132,448,454	96,038,101
Payments by affiliates to reimburse certain security claims	9,275	—
Payments by affiliates to reimburse certain brokerage commissions	—	4,488
Net change in unrealized gain on investments	493,340	71,810,943

Net increase in net assets resulting from operations	142,529,808	172,517,227

Distributions to shareholders:

From net investment income	(7,785,943)	(4,829,536)
From net realized gains	(130,595,641)	(77,536,102)

Total distributions to shareholders	(138,381,584)	(82,365,638)

From share transactions:

Proceeds from sales of shares	445,767,317	221,280,141
Reinvestment of dividends and distributions	138,381,584	82,365,638
Cost of shares repurchased	(74,634,247)	(54,569,105)

Net increase in net assets resulting from share transactions	509,514,654	249,076,674

TOTAL INCREASE	513,662,878	339,228,263

Net assets:

Beginning of year	917,151,302	577,923,039

End of year	$1,430,814,180	$917,151,302

Accumulated undistributed net investment income	$1,880,132	$123,988

Summary of share transactions:

Shares sold	27,827,100	15,134,517
Shares issued on reinvestment of dividends and distributions	8,956,843	5,458,182
Shares repurchased	(4,668,033)	(3,828,587)

NET INCREASE	32,115,910	16,764,112

The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from											Ratios assuming no
		investment operations			Distributions to shareholders								expense reductions

			Net									Ratio of	Ratio of	Ratio of
	Net asset		realized			From		Net asset		Net assets	Ratio of	net investment	total	net investment
	value,	Net	and	Total from	From net	net		value,		at end	net expenses	income	expenses	income	Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of year	to average	to average	to average	to average	turnover
	of year	income(a)	gain (loss)	operations	income	gain	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

For the Years ended December 31,

2005	$15.28	$0.13	$1.82	$1.95	$(0.10)	$(1.60)	$(1.70)	$15.53	12.83%	$1,430,814	0.87%	0.83%	0.87%	0.83%	53%
2004	13.37	0.10	3.34	3.44	(0.09)	(1.44)	(1.53)	15.28	25.88	917,151	0.88	0.67	0.88	0.67	72
2003	10.61	0.12	2.89	3.01	(0.11)	(0.14)	(0.25)	13.37	28.39	577,923	0.91	1.02	0.91	1.02	64
2002	11.29	0.14	(0.67)	(0.53)	(0.12)	(0.03)	(0.15)	10.61	(4.69)	357,537	0.91	1.20	0.91	1.20	95
2001	10.67	0.14	1.14	1.28	(0.11)	(0.55)	(0.66)	11.29	12.05	243,521	0.93	1.27	0.94	1.26	82

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, on the books of their custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

G. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best price and execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in the net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis which resulted in the following annual Management fee rates:

Average Daily Net Assets	Annual Rate

First $2 Billion	0.80%

Over $2 Billion	0.72%

     Prior to July 1, 2005, the Fund’s Management fee as an annual percentage rate of average daily net assets was 0.80%.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.25% of the average daily net assets of the Fund. GSAM may waive or modify the expense limitation for the Fund, at its discretion, at anytime. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2005, GSAM made no reimbursements to the Fund.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2005

3. AGREEMENTS (continued)
     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2005, custody fees were reduced by approximately $2,900.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the Distributor of the Fund’s shares at no cost to the Fund.
     At December 31, 2005, the amounts owed to affiliates were approximately $960,100 and $48,000 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2005, were $954,195,204 and $593,205,559, respectively. For the year ended December 31, 2005, Goldman Sachs earned approximately $59,900 of brokerage commissions from portfolio transactions, executed on behalf of the Fund.
     During the year ended December 31, 2005, GSAM voluntarily reimbursed the Fund $9,275 for certain class action settlements in which the Fund was eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2005, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $326, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2005, BGA earned $13,028 in fees as securities lending agent. At December 31, 2005, the Fund loaned securities having a market value of $41,716,467 collateralized by cash in the amount of $42,848,300. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2005, the Fund did not have any borrowings under this facility.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

7. TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	For the years ended December 31,

	2005	2004

Distributions paid from:
Ordinary income	$38,750,746	$36,189,251
Net long-term capital gains	99,630,838	46,176,387

Total taxable distributions	$138,381,584	$82,365,638

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,307,995
Undistributed long-term capital gains	16,185,713

Total undistributed earnings	$20,493,708
Timing differences (related to the recognition of REIT dividends for tax purposes)	186,497
Unrealized gains — net	171,769,648

Total accumulated earnings — net	$192,449,853

At December 31, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,302,317,964

Gross unrealized security gain	185,456,840
Gross unrealized security loss	(13,687,192)

Net unrealized security gain	$171,769,648

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and return of capital distributions from underlying fund investments.

     In order to present certain components of the Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. The Fund reclassified $36,652 from accumulated undistributed net investment income to accumulated net realized gain on investment transactions. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in the tax treatment of underlying fund investments.

15

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)
December 31, 2005

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. It is possible that the plaintiffs may appeal this decision.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

9. SUBSEQUENT EVENT

At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the tax-free acquisition of the Allmerica Select Value Opportunity Fund by the Mid Cap Value Fund. Following the approval of the Board of Trustees and shareholders of the Allmerica Select Value Opportunity Fund, the acquisition was completed on January 9, 2006.

16

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Mid Cap Value Fund and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs Mid Cap Value Fund (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2006

17

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	7/1/05	12/31/05	12/31/05*

Actual	$1,000	$1,062.20	$4.47
Hypothetical 5% return	1,000	1,020.87 +	4.38

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.86%.

+	Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1997	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003- Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Lawson Products Inc. (distributor of industrial products).

19

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 66	Trustee	Since 1997	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

*Alan A. Shuch Age: 56	Trustee	Since 1997	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	72	None
President	Since 2002	Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

			Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States):
1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the year ended December 31, 2005, 35.83% of the dividends paid from net investment company taxable income by the Mid Cap Value Fund qualifies for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Value Fund designates $99,630,838 as capital gain dividends paid during the year ended December 31, 2005.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke
GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
ree (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Mid Cap Value Fund.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. Date of first use: February 18, 2006

VITMIDCAPAR/06-287/02-06

Goldman

Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32nd FLOOR, NEW YORK, NEW YORK 10005

International Equity Fund

Annual Report

December 31, 2005

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust – International Equity Fund during the one-year reporting period that ended December 31, 2005.

Market Overview

The international equity markets, as measured by the MSCI EAFE Index, were strong in 2005, driven by the Energy sector and significant growth in Japan and the emerging markets. The Energy sector generated outstanding results during the reporting period, as the price of oil reached a record high due to an attractive supply-and-demand environment. The Japanese equity market rallied on the back of a domestic economic recovery demonstrated by strong industrial production and retail sales data. The emerging equity markets rose substantially due to overall strong economic growth and higher commodity prices.

After a strong 2004, the Telecommunications sector was weak over the reporting period. The sector suffered from poor consolidation trends, while increased competition and increased capital expenditure reduced earnings visibility, leading to analysts’ downgrades. In addition, the sector was hampered by increased regulation, particularly in Europe.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of December 31, 2005*

	% of	Line of
Holding	Net Assets	Business	Country

Total SA Class B	3.8%	Energy	France
E.ON AG	3.3	Utilities	Germany
Nestle SA	3.3	Food, Beverage & Tobacco	Switzerland
GlaxoSmithKline PLC	3.3	Pharmaceuticals & Biotechnology	United Kingdom
Vodafone Group PLC	3.2	Telecommunication Services	United Kingdom
Millea Holdings, Inc.	3.2	Insurance	Japan
Hyundai Motor Co. GDR	3.2	Automobiles & Components	South Korea
TNT NV	3.1	Transportation	Netherlands
Samsung Electronics Co. Ltd. GDR	2.9	Semiconductors & Semiconductor Equipment	South Korea
Svenska Cellulosa AB (SCA) Series B	2.8	Materials	Sweden

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the one-year period that ended December 31, 2005, the Fund generated a cumulative total return of 13.70%. This return compares to the 14.02% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (unhedged, with dividends reinvested), over the same time period.

During the reporting period, strong stock selection in the Energy, Financials, and Information Technology sectors contributed to the Fund’s results. However, this was offset by its overweight in the Telecommunications sector and stock selection in the Consumer Discretionary sector.

On the stock-specific level, Hyundai Motor Co., the South Korean auto manufacturer, was a leading contributor to performance. Its shares rose on the back of an improving outlook for domestic car sales. In addition, the company benefited from South Korea’s strengthening economy as it generates approximately half of its total sales from within its country. LUKOIL ADR, a leading Russian oil and gas producer, also significantly enhanced results on the back of strength in oil prices globally during the year. We believe that the market has yet to give LUKOIL full credit for its operational turnaround and therefore we continue to find significant value in the stock.

Mitsui Fudosan, a Japanese real estate service provider, was also a significant contributor to performance as a result of a strong first quarter earnings announcement, stabilizing land prices, and increased confidence in the Japanese economy in general. On the back of strong returns for the past two years, and following a meeting with management in Tokyo, we exercised our sell discipline and exited the holding to capture profits. The company’s shares had reached our price target and, during our management meeting, it became clear to us that the scope for further upgrades to its operating cash flows from the office leasing business was limited.

Premiere, a pay-TV market provider in Germany and Austria, was the leading detractor from performance during the reporting period. Its shares declined due to disappointing guidance in August. The stock also weakened when several large shareholders disposed of a large proportion of their holdings at the end of September. Operationally, the company continued to disappoint, and it had a lot to achieve in the second half of 2005 in order to meet market expectations. Given the continuing operational difficulties and our concerns over the main shareholders selling their shares, we exited this position as well. Vodafone Group PLC, the world’s largest mobile telecommunications company, also significantly hurt performance. Its shares fell sharply after the company warned that margins would fall next year, due to continued heavy investment in its troubled Japanese business and intensifying competition in its core European markets. Investor confidence was also weakened by the group’s disclosure that it expected to see £5 billion in tax liabilities within the next three years. While we acknowledge that earnings visibility within the mobile sector has decreased, we continue to believe that Vodafone’s scale gives it a strong position in the industry as it has competitive advantages in purchasing power and brand recognition.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs International Equity Portfolio Management Team

January 18, 2006

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT International Equity Fund invests in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Performance Summary

December 31, 2005

The following graph shows the value as of December 31, 2005, of a $10,000 investment made on January 12, 1998 (commencement of operations). For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (“MSCI EAFE Index”) (unhedged with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects Fund level expenses but does not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option for any contract or policy. Had performance reflected all of those fees and expenses, performance would have been reduced. Performance also would have been reduced had expense limitations not been in effect. In addition to the investment adviser’s decisions regarding issuer/ industry/ country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund.

International Equity Fund’s Lifetime Performance

Growth of a $10,000 investment, Distributions Reinvested from January 12, 1998 to December 31, 2005.

	Since Inception	Five Years	One Year

Average Annual Total Return Through December 31, 2005

International Equity Fund (commenced January 12, 1998)	5.44%	2.11%	13.70%

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GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Investments

December 31, 2005

Shares	Description	Value
Common Stocks – 98.3%

Australia – 1.6%
329,519	Alumina Ltd. (Materials)	$1,790,088

France – 12.3%
82,501	Credit Agricole SA (Banks)	2,593,782
98,803	France Telecom SA (Telecommunication Services)	2,454,801
26,056	Schneider Electric SA(a) (Capital Goods)	2,323,521
16,661	Total SA Class B(a) (Energy)	4,201,487
22,300	Vinci SA (Capital Goods)	1,920,729

		13,494,320

Germany – 5.6%
35,215	E.ON AG (Utilities)	3,638,665
36,505	Schering AG (Pharmaceuticals & Biotechnology)	2,444,368

		6,083,033

Hong Kong – 5.1%
358,000	Esprit Holdings Ltd. (Retailing)	2,539,380
4,968,000	PICC Property and Casualty Co. Ltd. (Insurance)	1,406,369
676,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	1,608,136

		5,553,885

Hungary – 1.8%
30,000	OTP Bank Rt. GDR (Banks)	1,968,000

Italy – 1.4%
33,000	Fastweb* (Telecommunication Services)	1,507,937

Japan – 15.5%
56,800	Credit Saison Co. Ltd. (Diversified Financials)	2,830,971
175,000	Hitachi Metals Ltd. (Materials)	1,904,424
204	Millea Holdings, Inc. (Insurance)	3,518,305
153,400	Nomura Holdings, Inc. (Diversified Financials)	2,952,909
51,000	Shin-Etsu Chemical Co. Ltd. (Materials)	2,714,765
740,000	Taiheiyo Cement Corp. (Materials)	3,004,532

		16,925,906

Netherlands – 7.0%
70,783	ING Groep NV (Diversified Financials)	2,455,470
108,387	TNT NV (Transportation)	3,389,592
55,532	VNU NV (Media)	1,840,466

		7,685,528

Russia – 3.2%
36,900	LUKOIL ADR (Energy)	2,177,100
38,800	Mobile Telesystems ADR (Telecommunication Services)	1,358,000

		3,535,100

South Korea – 6.1%
72,039	Hyundai Motor Co. GDR(a)(b) (Automobiles & Components)	3,471,440
5,100	Samsung Electronics Co. Ltd. GDR(b) (Semiconductors & Semiconductor Equipment)	1,680,584
6,200	Samsung Electronics Co. Ltd. GDR-Preferred Shares(b) (Semiconductors & Semiconductor Equipment)	1,494,200

		6,646,224

Spain – 2.7%
167,419	Banco Bilbao Vizcaya Argentaria SA (Banks)	2,989,074

Sweden – 2.8%
82,755	Svenska Cellulosa AB (SCA) Series B (Materials)	3,093,458

Switzerland – 8.0%
42,668	Credit Suisse Group (Diversified Financials)	2,173,462
12,096	Nestle SA (Food, Beverage & Tobacco)	3,612,330
56,178	Novartis AG (Pharmaceuticals & Biotechnology)	2,946,536

		8,732,328

Taiwan – 2.1%
197,807	Hon Hai Precision Industry Co. Ltd. GDR (Technology, Hardware & Equipment)	2,274,782

United Kingdom – 23.1%
314,338	Amvescap PLC (Diversified Financials)	2,390,864
371,445	Bodycote International PLC (Capital Goods)	1,417,293
119,900	BP PLC (Energy)	1,283,815
40,016	Carnival PLC (Consumer Services)	2,273,017
142,499	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	3,597,329
288,836	Prudential PLC (Insurance)	2,735,839
72,720	Royal Bank of Scotland Group PLC (Banks)	2,194,499
135,293	Shire PLC (Pharmaceuticals & Biotechnology)	1,731,129
1,645,565	Vodafone Group PLC (Telecommunication Services)	3,541,170
581,059	W.M. Supermarkets PLC (Food & Staples Retailing)	1,932,717
198,311	WPP Group PLC (Media)	2,145,470

		25,243,142

TOTAL COMMON STOCKS
(Cost $85,988,311)		$107,522,805

The accompanying notes are an integral part of these financial statements.

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 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
December 31, 2005

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.7%

State Street Bank & Trust Euro – Time Deposit
$1,936,000	3.95%	1/3/2006	$1,936,000
(Cost $1,936,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $87,924,311)			$109,458,805

Shares	Description	Value
Securities Lending Collateral – 5.2%

5,637,660	Boston Global Investment Trust – Enhanced Portfolio
(Cost $5,637,660)		$5,637,660

TOTAL INVESTMENTS – 105.2%
(Cost $93,561,971)		$115,096,465

As a % of
Net Assets
Industry Classifications(c)

Automobiles & Components	3.2%
Banks	8.9
Capital Goods	5.2
Consumer Durables & Apparel	1.5
Consumer Services	2.1
Diversified Financials	11.7
Energy	7.0
Food & Staples Retailing	1.8
Food, Beverage & Tobacco	3.3
Insurance	7.0
Materials	11.4
Media	3.6
Pharmaceuticals & Biotechnology	9.8
Retailing	2.3
Semiconductors & Semiconductor Equipment	2.9
Short-Term Investments(d)	6.9
Technology, Hardware & Equipment	2.1
Telecommunication Services	8.1
Transportation	3.1
Utilities	3.3

TOTAL	105.2%

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,646,224, which represents approximately 6.1% of net assets as of December 31, 2005.

(c)	Industry concentrations greater than one-tenth of one percent are disclosed.

(d)	Short-term investments include short term obligations and securities lending collateral.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2005

Assets:

Investment in securities, at value (identified cost $87,924,311) — including $5,339,391 of securities on loan	$109,458,805
Securities lending collateral, at value (cost $5,637,660)	5,637,660
Cash	208
Foreign currencies, at value (identified cost $113,725)	113,351
Receivables:
Dividends and interest, at value	139,874
Fund shares sold	76,254
Reimbursement from adviser	32,714
Securities lending income	3,222

Total assets	115,462,088

Liabilities:

Payables:
Payable upon return of securities loaned	5,637,660
Investment securities purchased, at value	181,941
Amounts owed to affiliates	95,744
Fund shares repurchased	2,071
Accrued expenses	145,497

Total liabilities	6,062,913

Net Assets:

Paid-in capital	131,585,306
Accumulated net realized loss on investment, futures and foreign currency related transactions	(43,719,439)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	21,533,308

NET ASSETS	$109,399,175

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	9,076,959
Net asset value, offering and redemption price per share	$12.05

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2005

Investment income:

Dividends(a)	$1,943,492
Interest (including securities lending income of $98,865)	137,211

Total income	2,080,703

Expenses:

Management fees	1,036,859
Custody and accounting fees	134,223
Printing fees	114,864
Professional fees	47,543
Transfer agent fees	41,474
Trustee fees	16,492
Other	19,850

Total expenses	1,411,305

Less — expense reductions	(168,595)

Net expenses	1,242,710

NET INVESTMENT INCOME	837,993

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	11,861,077
Futures transactions	(1,726)
Foreign currency related transactions	(1,015,718)
Net change in unrealized gain on:
Investments	1,798,631
Translation of assets and liabilities denominated in foreign currencies	63,658

Net realized and unrealized gain on investment, futures and foreign currency transactions	12,705,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,543,915

(a)	Foreign taxes withheld on dividends were $170,061.

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004
From operations:

Net investment income	$837,993	$763,630
Net realized gain on investment, futures and foreign currency related transactions	10,843,633	6,084,785
Net change in unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	1,862,289	5,896,272

Net increase in net assets resulting from operations	13,543,915	12,744,687

Distributions to shareholders:

From net investment income	(326,535)	(1,154,644)

Total distributions to shareholders	(326,535)	(1,154,644)

From share transactions:

Proceeds from sales of shares	7,590,092	5,062,404
Reinvestment of dividends and distributions	326,450	1,154,644
Cost of shares repurchased	(20,358,779)	(15,975,317)

Net decrease in net assets resulting from share transactions	(12,442,237)	(9,758,269)

TOTAL INCREASE	775,143	1,831,774

Net assets:

Beginning of year	108,624,032	106,792,258

End of year	$109,399,175	$108,624,032

Accumulated undistributed net investment income	$—	$420,026

Summary of share transactions:

Shares sold	693,983	520,639
Shares issued on reinvestment of dividends and distributions	27,664	111,462
Shares repurchased	(1,868,842)	(1,676,423)

NET DECREASE	(1,147,195)	(1,044,322)

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from												Ratios assuming no
		investment operations			Distributions to shareholders									expense reductions

			Net										Ratio of	Ratio of	Ratio of
	Net asset		realized			From	From		Net asset		Net assets	Ratio of	net investment	total	net investment
	value,	Net	and	Total from	From net	tax	net		value,		at end	net expenses	income	expenses	income (loss)	Portfolio
	beginning	investment	unrealized	investment	investment	return of	realized	Total	end of	Total	of year	to average	to average	to average	to average	turnover
	of year	income(a)	gain (loss)	operations	income	capital	gain	distributions	year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

For the Years ended December 31,

2005	$10.62	$0.09	$1.38	$1.47	$(0.04)	—	—	$(0.04)	$12.05	13.70%	$109,399	1.20%	0.81%	1.36%	0.66%	56%
2004	9.48	0.07	1.18	1.25	(0.11)	—	—	(0.11)	10.62	13.48	108,624	1.20	0.75	1.35	0.60	63
2003	7.25	0.04	2.53	2.57	(0.34)	—	—	(0.34)	9.48	35.49	106,792	1.37	0.49	2.60	(0.74)	49
2002	8.99	0.03	(1.68)	(1.65)	(0.09)	—	—	(0.09)	7.25	(18.34)	13,214	1.46	0.32	2.96	(1.18)	86
2001	11.78	0.05	(2.68)	(2.63)	(0.09)	(0.04)	(0.03)	(0.16)	8.99	(22.26)	17,773	1.35	0.47	2.05	(0.23)	76

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Notes to Financial Statements

December 31, 2005

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end, management investment company. The Trust includes the Goldman Sachs International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.

     Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Fund which are subject to such taxes.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2005

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid annually.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from tax return of capital.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Segregation Transactions — As set forth in the prospectus, the Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets, on the books of their custodian, with a daily mark-to-market value equal to or greater than the market value of the corresponding transactions.

G. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

H. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker, or the Fund’s custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAMI manages the Fund subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     At a meeting held on June 16, 2005, the Board of Trustees of the Trust approved a fee reduction commitment for the Fund which will be effective on a contractual basis in 2006. Effective July 1, 2005, GSAM implemented the fee reduction commitment on a voluntary basis which results in the following Management fee rates:

Average Daily Net Assets	Annual Rate

First $1 Billion	1.00%

Next $1 Billion	0.90%

Over $2 Billion	0.86%

     Prior to July 1, 2005, the Fund’s Management fee as an annual percentage rate of average daily net assets was 1.00%.

     GSAMI has contractually agreed to limit certain “Other Expenses” (excluding Management fees, Transfer Agency fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.16% of the average daily net assets of the Fund. GSAMI agreed to maintain this expense limitation contractually through June 30, 2005 and on a voluntary basis thereafter. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. For the year ended December 31, 2005, GSAMI reimbursed approximately $167,100 to the Fund.

     In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2005, custody fees were reduced by approximately $1,500.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.
     At December 31, 2005, the amounts owed to affiliates were approximately $92,000 and $3,700 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2005, were $57,329,072 and $70,961,912, respectively. For the year ended December 31, 2005, Goldman Sachs earned approximately $12,600 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2005

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2005, is reported parenthetically on the Statement of Operations. A portion of this amount, $2,482, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2005, BGA earned approximately $17,445 in fees as securities lending agent. At December 31, 2005, the Fund loaned securities having a market value of $5,339,391 collateralized by cash in the amount of $5,637,660. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% of the Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. During the year ended December 31, 2005, the Fund did not have any borrowings under this facility.

7. TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	For the years ended December 31,

	2005	2004

Distributions paid from:
Ordinary income	$326,535	$1,154,644

Total taxable distributions	$326,535	$1,154,644

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

7. TAX INFORMATION (continued)
As of December 31, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward:(1)(2)
Expiring 2008	$(6,413,975)
Expiring 2009	(27,159,909)
Expiring 2010	(8,409,296)
Expiring 2011	(609,034)

Total capital loss carryforward	(42,592,214)
Unrealized gains — net	20,406,083

Total accumulated losses — net	$(22,186,131)

(1) Expiration occurs on December 31 of the year indicated and utilization of these losses may be limited under the Code.

(2) During the year ended December 31, 2005, the International Equity Fund utilized $10,641,636 of capital loss carryforwards.

At December 31, 2005, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$94,689,196

Gross unrealized security gain	21,109,874
Gross unrealized loss	(702,605)

Net unrealized security gain	$20,407,269
Net unrealized loss on other investments	(1,186)

Net unrealized gain	$20,406,083

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Fund’s accounts. The Fund reclassified $931,484 from accumulated undistributed net investment income and $290,794 from paid-in capital to accumulated net realized loss on investment, futures and foreign currency related transactions. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in tax treatment of foreign currency transactions and wash sales.

15

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2005

8. LEGAL PROCEEDINGS

Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Goldman Sachs Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. It is possible that the plaintiffs may appeal this decision.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

9. SUBSEQUENT EVENT

At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the tax-free acquisition of the Allmerica Select International Equity Fund by the International Equity Fund. Following the approval of the Board of Trustees of the Allmerica Select International Equity Fund, the acquisition was completed on January 9, 2006.

16

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs International Equity Fund and Board of Trustees
Goldman Sachs Variable Insurance Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs International Equity Fund (one of the funds comprising the Goldman Sachs Variable Insurance Trust) (the “Fund”), including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs International Equity Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2006

17

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
	7/1/05	12/31/05	12/31/05*

Actual	$1,000	$1,167.80	$6.53
Hypothetical 5% return	1,000	1,019.18 +	6.06

*	Expenses are calculated using the Fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2005. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The net annualized expense ratio for the period was 1.19%.

+ Hypothetical expenses are based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 63	Chairman & Trustee	Since 1997	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003- Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

John P. Coblentz, Jr. Age: 64	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Mary P. McPherson Age: 70	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

Wilma J. Smelcer Age: 56	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Lawson Products Inc. (distributor of industrial products).

19

 GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 66	Trustee	Since 1997	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

*Alan A. Shuch Age: 56	Trustee	Since 1997	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	72	None

*Kaysie P. Uniacke Age: 44	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	72	None
President	Since 2002	Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

			Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, the Trust consisted of 61 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 43	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 40	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Variable Insurance Trust — Tax Information (Unaudited)

For the 2005 tax year, the International Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. During the year ended December 31, 2005, the Fund paid distributions of $0.0359 per share, all of which was attributable to qualified passive income. The total amount of foreign taxes paid by the Fund was $0.0084 per share. The country-by-country components of these totals, reflected as a percentage of total distributions and foreign taxes paid, are provided below.

	Source of Income %	Foreign Tax Paid %

Australia	1.77%	0.00%
Belgium	6.64%	0.00%
France	7.08%	16.67%
Germany	0.44%	1.19%
Hong Kong	8.41%	0.00%
Hungary	1.77%	4.76%
Japan	5.75%	7.14%
Netherlands	8.41%	16.67%
Norway	0.44%	1.19%
Russia	4.87%	13.10%
South Korea	3.54%	7.14%
Spain	7.52%	20.24%
Sweden	1.77%	4.76%
Switzerland	0.44%	1.19%
Taiwan	1.77%	5.95%
United Kingdom	39.38%	0.00%

TOTAL	100.00%	100.00%

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. Fitzpatrick, Vice President
Patrick T. Harker	James A. McNamara, Vice President
Mary Patterson McPherson	John M. Perlowski, Treasurer
Alan A. Shuch	Howard B. Surloff, Secretary
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL 133 Peterborough Court London, England EC4A 2BB

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: International Equity Fund.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. Date of first use: February 18, 2006

VITINTLAR/06-292/02-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item 4 — Principal Accountant Fees and Services for the Goldman Sachs Variable Insurance Trust:
Table 1 – Items 4(a) -4(d)

	2005	2004	Description of Services Rendered
Audit Fees:

• Ernst & Young LLP (“E&Y”)	$112,000	$112,000	Financial statement audits

Audit-Related Fees

• E&Y	$0	$0

Tax Fees

• E&Y	$28,400	$28,400	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns
All Other Fees	$0	$0

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Variable Insurance Trust’s service affiliates * that were pre-approved by the Goldman Sachs Variable Insurance Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2005	2004	Description of Services Rendered
Audit-Related Fees

• E&Y	$0	$0

Tax Fees

• E&Y	$0	$0

All Other Fees

• E&Y	$0	$0

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Variable Insurance Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Variable Insurance Trust (“GSVIT”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GSVIT may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GSVIT at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GSVIT’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GSVIT, the Audit Committee will pre-approve those non-audit services provided to GSVIT’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GSVIT) where the engagement relates directly to the operations or financial reporting of GSVIT.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GSVIT’s service affiliates listed in Table 2 were approved by GSVIT’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Items 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GSVIT for the 12 months ended December 31, 2005 and December 31, 2004 were approximately $28,400 and $28,400, respectively.

The aggregate non-audit fees billed to GSVIT’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0 million and $34.5 million, respectively.

Items 4(h) — GSVIT’s Audit Committee has considered whether the provision of non-audit services to GSVIT’s investment advisor and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial officers is incorporated by reference to Exhibit 11(a)(1) of the Registrant’s Form N-CSR filed on March 8, 2004 (accession number 0000950123-04-002976)

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: February 15, 2006

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: February 15, 2006